                                EXHIBIT 10.17




                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------
                                       OF
                                       --
                           FIRST FEDERAL OF MICHIGAN
                           -------------------------
              (As Amended and Restated Effective January 1, 1995)

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------
                                       OF

                           FIRST FEDERAL OF MICHIGAN
                           -------------------------
              (As Amended and Restated Effective January 1, 1995)

                               TABLE OF CONTENTS
                               -----------------

ARTICLE         SECTION                                                                                   PAGE
-------         -------                                                                                   ----
       I                   DEFINITIONS................................                                      2

       II                  ELIGIBILITY................................                                     22
                 2.1       Coverage Prior to January 1, 1976..........                                     22
                 2.2       Coverage On and After January 1, 1976......                                     22
                 2.3       Suspension of Coverage.....................                                     22
                 2.4       Determination of Eligibility...............                                     23
                 2.5       Leased Employees...........................                                     23

     III                   RETIREMENT DATES...........................                                     24
                 3.1       Normal Retirement Date.....................                                     24
                 3.2       Deferred Retirement Date...................                                     24
                 3.3       Early Retirement Date......................                                     25
                 3.4       Disability Retirement Date.................                                     25

       IV                  RETIREMENT BENEFITS........................                                     25
                 4.1       Retired Employees on January 1, 1976.......                                     25
                 4.2       Normal Retirement Benefit..................                                     26
                 4.3       Early Retirement Benefit...................                                     33
                 4.4       Total and Permanent Disability
                           Retirement Benefit.........................                                     34
                 4.5       Retirement Benefit Payments................                                     39
                 4.6       Employee Contributions.....................                                     44

       V                   TERMINATION OF EMPLOYMENT AND DEATH........                                     45
                 5.1       Termination Of Employment..................                                     45
                 5.2       Death Benefits.............................                                     47

       VI                  YEARS OF SERVICE AND CREDITED SERVICE......                                     51
                 6.1       Service Credited Under the Plan............                                     51
                 6.2       Loss of Credited Service...................                                     52
                 6.3       Rehires....................................                                     54
                 6.4       Reemployment After Retirement..............                                     55

     VII                   RETIREMENT BENEFIT PAYMENTS................                                     55
                 7.1       Application................................                                     55
                 7.2       Appeal to Pension Committee................                                     56
                 7.3       Commencement and Duration of Payments......                                     56
                 7.4       Employment After Retirement or Termination.                                     59
                 7.5       Employees Not Actively at Work.............                                     64

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------
                                       OF
                                       --
                           FIRST FEDERAL OF MICHIGAN
                           -------------------------
              (As Amended and Restated Effective January 1, 1995)

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)


ARTICLE       SECTION                                                                                    PAGE
-------       -------                                                                                    ----
                 7.6       Notification of Address....................                                     64
                 7.7       Unclaimed Benefits.........................                                     64
                 7.8       Qualified Domestic Relations Orders........                                     65
                 7.9       Limitations on Distributions...............                                     67
                 7.10      Eligible Rollover Distributions............                                     73

     VIII                  TOP HEAVY PROVISIONS.......................                                     75
                 8.1       Minimum Vesting............................                                     75
                 8.2       Minimum Benefit............................                                     76
                 8.3       Impact Upon Maximum Benefits...............                                     77
                 8.4       Top Heavy Plan Defined.....................                                     77

       IX                  FINANCING..................................                                     82
                 9.1       Fund.......................................                                     82
                 9.2       Association Contributions..................                                     82
                 9.3       Employee Contributions.....................                                     83
                 9.4       Irrevocability.............................                                     83

       X                   ADMINISTRATION.............................                                     83
                 10.1      Responsibility for Administration..........                                     83
                 10.2      Function of the Committee..................                                     84
                 10.3      Limitation of Liability....................                                     86

       XI                  MISCELLANEOUS PROVISIONS...................                                     86
                 11.1      Right of Association.......................                                     86
                 11.2      Facility of Payment........................                                     86
                 11.3      Non-Alienation of Benefits.................                                     87
                 11.4      Evidence of Survival.......................                                     87
                 11.5      Beneficiary................................                                     88
                 11.6      Modification in Mode of Payment............                                     88

     XII                   AMENDMENT..................................                                     91
                 12.1      Right to Amend.............................                                     91
                 12.2      Non-Diversion of Assets....................                                     93
                 12.3      Merger of Plan.............................                                     94

     XIII                  TERMINATION OF THE PLAN....................                                     94
                 13.1      General....................................                                     94
                 13.2      Provisions for Highly Compensated
                           Employees..................................                                    103
                 13.3      Termination With Respect to One
                           Employer...................................                                    107

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------
                                       OF
                                       --
                           FIRST FEDERAL OF MICHIGAN
                           -------------------------
              (As Amended and Restated Effective January 1, 1995)

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)


ARTICLE        SECTION                                                                                   PAGE
-------        -------                                                                                   ----
     XIV                   EMPLOYEES TRANSFERRED FROM FIRST FEDERAL
                           SAVINGS AND LOAN ASSOCIATION OF OWOSSO
                           EMPLOYEES' PENSION TRUST...................                                    107
                 14.1      Eligibility of Employees...................                                    107
                 14.2      Procedure for Effectuating Rollovers.......                                    108
                 14.3      Crediting of Amount Transferred............                                    108
                 14.4      Credit for Service.........................                                    119
                 14.5      Retirement and Death Benefits..............                                    110
                 14.6      Termination of Plan........................                                    115

       XV                  EMPLOYEES TRANSFERRED FROM KALAMAZOO
                           SAVINGS AND LOAN ASSOCIATION PENSION
                           PLAN.......................................                                    115
                 15.1      Merger With Kalamazoo Savings and Loan
                           Association Pension Plan...................                                    115
                 15.2      Assets of the Kalamazoo Plan...............                                    116
                 15.3      Eligibility of Employees...................                                    117
                 15.4      Credit for Service.........................                                    117
                 15.5      Retirement and Death Benefits..............                                    118
                 15.6      Benefits of Participants Who Terminated
                           Prior to October 1, 1981...................                                    124
                 15.7      Special Provisions Applicable to Merger....                                    124
                 15.8      Supplementary Action.......................                                    125

     XVI                   EMPLOYEES TRANSFERRED FROM KENTWOOD
                           SAVINGS AND LOAN ASSOCIATION...............                                    126

     XVII                  MERGER WITH THE OMNI SAVINGS BANK, FSB
                           EMPLOYEES' RETIREMENT PLAN.................                                    127
                 17.1      Merger with Omni Savings Bank, FSB
                           Employees' Retirement Plan.................                                    127
                 17.2      Special Provisions Applicable to Merger....                                    127
                 17.3      Supplementary Action.......................                                    128

   XVIII                   MERGER WITH BAY SAVINGS BANK, FSB
                           EMPLOYEES' RETIREMENT PLAN.................                                    129
                 18.1      Merger with Bay Savings Bank, FSB Employees'
                           Retirement Plan............................                                    129
                 18.2      Special Provisions Applicable to Merger....                                    130
                 18.3      Supplementary Action.......................                                    130

     XIX                   GOVERNING LAW..............................                                    131

                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------
                                       OF
                                       --
                           FIRST FEDERAL OF MICHIGAN
                           -------------------------
             (As Amended and Restated Effective January 1, 1995)


               WHEREAS, First Federal of Michigan (formerly First Federal Savings and Loan Association of Detroit), established, effective November 1, 1947, a Retirement Plan; and

               WHEREAS, said Plan has been amended and restated from time to time and was redesignated the Retirement Plan for Salaried Employees of First Federal Savings and Loan Association of Detroit; and

               WHEREAS, the Plan was further amended and restated effective January 1, 1980, and further amended and restated effective October 1, 1981, January 1, 1982, January 1, 1983, January 1, 1984, January 1, 1987, January 1, 1992, on 2 occasions on January 1, 1993 and on January 1, 1995; and
               WHEREAS, in accordance with Section 12.1, of the Plan, First Federal of Michigan reserved the right at any time to amend the Retirement Plan.

               NOW, THEREFORE, the Retirement Plan for Salaried Employees of First Federal of Michigan is further amended and restated in its entirety as hereinafter set forth, effective as of January 1, 1995.

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

               1.1         "Accrued Benefit" means the benefit calculated under
Section 4.2 or Section 8.2 based on Credited Service, Final Average Monthly Earnings and benefit levels in effect as of the date of the determination and payable in the Normal Form for an unmarried Employee as provided in Section 4.5 commencing on the Employee's Normal Retirement Date.

               1.2 "Accumulated Contributions" means a Covered Employee's contributions plus interest thereon computed from the date such contributions are made to the date the Employee retires or terminates employment, determined as follows:
                           (a)      for the period prior to January 1, 1976, in
accordance with the terms of the Plan as in effect prior to January 1, 1976;
plus
                           (b)      5% interest compounded annually on such
amount from January 1, 1976 to December 31, 1978; plus
                           (c)      7% interest compounded annually on such
amount from January 1, 1979 to December 31, 1981; plus
                           (d)      9% interest compounded annually on such
amount from January 1, 1982 to December 31, 1993; plus
                           (e)      interest compounded annually on such amount
on and after January 1, 1994 at an annual rate of interest each Plan Year equal to the Association's Cost of Interest Bearing

Liabilities (rounded to the nearest 1/100 of 1%) as of December 31 of the immediately preceding Plan Year as set forth in the audited consolidated financial statements of the Association for such Plan Year.

               1.3 "Actuarial Equivalent" means a benefit having the same value as the benefit which such "Actuarial Equivalent" replaces. Whenever a specific definition of an Actuarial Equivalent is not set forth herein, it shall be computed on the basis of the 1984 Unisex Pension Mortality Table at an interest rate of 7% per annum.

               1.4 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of Treasury under Section 401(a)(17) or Section 415(d), as applicable, of the Code for years beginning after December 31, 1987, applied to such items in such manner as the Secretary shall prescribe.

               1.5         "Anniversary Date" means January 1 of each year.

               1.6 "Association" means First Federal of Michigan (known as First Federal Savings and Loan Association of Detroit prior to September 1,
1982), and its wholly owned subsidiary, 1001 Services, Inc. Effective as of the date of adoption of this Plan and Trust by any Participating Company as set forth below, the term "Association" also means and includes any such Participating Company; provided, however, that whenever the Trust Agreement indicates that the "Association" may or shall take any action under the Trust, such action shall be taken by First Federal of

Michigan for itself and as agent for any such Participating Company. The term "Participating Company" means any corporation which is classified by the Board of Directors of First Federal of Michigan as a Participating Company for purposes of this Plan and Trust, and which, with the approval of the Board of Directors of First Federal of Michigan, elects to become a party hereto by adopting the Plan and Trust for the benefit of its employees by resolution of its Board of Directors. The Employees of any Participating Company shall not be granted any credit for Years of Service or Credited Service prior to the Participating Company's election to become a party hereto, except to the extent authorized and approved by the Board of Directors of the Association. As evidence of its adoption of the Plan and Trust, the Participating Company shall file certified copies of said resolution with First Federal of Michigan, and First Federal of Michigan shall file 2 copies thereof, together with 2 certified copies of its own Board of Directors' resolution approving such participation, with the Trustee hereunder who shall acknowledge receipt thereon and return 1 copy to First Federal of Michigan. In all dealings with the Trustee, First Federal of Michigan shall act as agent for any Participating Company. Anything herein to the contrary notwithstanding, in the event of the merger of First Federal of Michigan into any other corporation, such corporation shall succeed to all of the rights and responsibilities of First Federal of Michigan hereunder.

    1.7 "Charter One" means Charter One Financial, Inc., a Delaware corporation.

               1.8 "Code" means the Internal Revenue Code of 1986 as now or hereafter amended.

               1.9 "Committee" means the Pension Committee established in accordance with Article X of the Plan.
               1.10 "Company Merger Effective Time" means the date on which the merger between FirstFed Michigan Corporation and Charter One Financial, Inc. shall become effective, as set forth in Section 1.2 of the Merger Agreement. "Merger Agreement" means the Agreement and Plan of Merger by and between FirstFed Michigan and Charter One.

               1.11 "Compensation" means all taxable amounts received by the Employee from the Association and Related and Predecessor Companies which are defined as compensation in Section 1.415-2(d) of the Regulations under the Code, including an Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Association (commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses), and excluding the following:

                           (a)      Association contributions to a plan of
deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Association contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                           (b)      Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (c)      Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                           (d)      Other amounts which received special tax
benefits, or contributions made by the Association (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the employee).

                           Compensation for any Limitation Year is the
compensation actually paid or includible in gross income during such year. Anything herein to the contrary notwithstanding, however, for Plan Years beginning prior to January 1, 1989 if the Plan is Top Heavy and for Plan Years beginning on or after January 1, 1989, the annual Compensation of each Employee to be taken into account under the Plan shall not exceed $150,000 ($200,000 prior to January 1, 1994), as adjusted by the Adjustment Factor. In determining the compensation of an Employee for purposes of this limitation, the family aggregation rules of

Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $150,000 ($200,000 prior to January 1, 1994) limitation is exceeded, then the limitation shall be prorated among the affected individuals' Compensation determined under this Section 1.09 prior to the application of this limitation.

               1.12 "Computation Year" means a 12-consecutive-month period commencing with an employee's employment commencement date (the date the employee completes his first Hour of Service with the Association) or his Reemployment Commencement Date, if applicable, and each 12-month period thereafter.

               1.13 "Covered Employee" means an Employee who has met the eligibility requirements of Article II and is covered under the Plan.

               1.14 "Credited Service" means the service credited in accordance with Section 6.1 of the Plan for purposes of determining: (a) the amount of a Covered Employee's retirement benefit in accordance with Article IV, and (b) after December 31, 1980, his eligibility for a Disability Retirement Benefit in accordance with Section 3.4.

               1.15 "Current Accrued Benefit" means an Employee's Accrued Benefit under the Plan, determined as if the Employee had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Section 415(b)(2) of the Code. In determining the amount of an Employee's Current Accrued Benefit, the following shall be disregarded:

                           (a)      any change in the terms and conditions of
the Plan after May 5, 1986; and

                           (b)      any cost of living adjustment occurring
after May 5, 1986.

               1.16 "Defined Benefit Dollar Limitation" means the limitation set forth in Section 415(b)(1) of the Code, as described in Section
4.2 hereof.

               1.17 "Defined Contribution Dollar Limitation" means the Defined Benefit Dollar Limitation in effect for the Limitation Year under
Section 415(c)(1)(A) of the Code (determined without regard to Section 415(c)(6)) as adjusted by the Adjustment Factor.

               1.18        "Effective Date" means November 1, 1947.

               1.19 "Employee" means any salaried person employed by the Association, excluding
                           (a)      any person who does not have at least 1
Hour of Service on or after January 1, 1988, if his last date of hire by the Association was on or after his 60th birthday, unless at such date of hire he was entitled to a reinstatement of his Years of Service and Credited Service in accordance with Article VI of the Plan;
                           (b)      any person principally employed at the Bay
Savings Division of First Federal;
                           (c)      any person covered by a collective
bargaining agreement in which no specific provision is made for eligibility and participation under this Plan (participation in this Plan being in such instance a subject for collective bargaining like wages, hours and other terms and conditions of employment); and
                           (d)      any Leased Employees (as defined in Section
2.5), unless such Leased Employees constitute more than 20% of the Association's nonhighly compensated workforce within the meaning of Code
Section 414(n)(5)(C)(ii).

               1.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or hereafter amended.

               1.21 "Final Average Monthly Earnings" means the highest average of a Covered Employee's Monthly Earnings while a salaried Employee of the Association in any 60 consecutive calendar month period preceding the earlier of: (a) the date of his retirement (his Early Retirement Date, if any, otherwise his Normal Retirement Date, or, for Employees with at least 1 Hour of Service on or after January 1, 1988, his Deferred Retirement Date), (b) the date of his last Break in Service, or (c) the date of the termination of the Plan.

               1.22 "Fund" means the Fund established by payments made in accordance with Article IX of the Plan.

               1.23 "Highly Compensated Employee" means any highly compensated active employee and highly compensated former employee determined pursuant to the calendar year calculation election provided in Regulation
Section 1.414(q)-1T, A-14(b) under the Code.

                           A highly compensated active employee means any
employee who performs service for the Association during the Plan Year and who during the Plan Year (a) receives compensation from the Association in excess of $75,000 (multiplied by the Adjustment Factor); (b) receives compensation from the Association in excess of $50,000 (multiplied by the Adjustment Factor) and was a member of the "top paid group" for such year (within the meaning of Regulation Section 1.414(q)-1T, A-9); (c) was an "includible" officer of the Association (within the meaning of Regulation Section 1.414(q)-1T, A-10) and received compensation during such Plan Year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; or (d) at any time is a 5% owner (within the meaning of Regulation Section 1.414(q)-1T, A-8). If no officer has satisfied the compensation requirement of (c) during the Plan Year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. No more than 50 Employees (or, if lesser, the greater of 3 Employees or 10% of the Employees without regard to any exclusions) shall be treated as officers.

                           A highly compensated former employee includes any
employee who is separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for the Association during the Plan Year, and was a highly compensated active employee for either the separation year or any Plan Year ending on or after the employee's 55th birthday.

                           If an employee is, during the Plan Year, a family
member of either a 5% owner who is an active or former employee or a Highly Compensated Employee who was 1 of the 10 most highly compensated employees ranked on the basis of Compensation paid by the Association during such year, then the family member and the 5% owner or top-10 highly compensated employee shall be aggregated. In such case, the family member and 5% owner or top-10 highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation, contributions or benefits of the family member and 5% owner or top-10 highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

                           For purposes of determining Highly Compensated
Employees, Compensation includes elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax sheltered annuity.

               1.24        "Hour(s) of Service" means:

                           (a)      For purposes of determining Credited
Service, Years of Service and Break in Service:

                                    (1)     An Hour of Service is each hour for
               which an Employee is paid or entitled to payment by the Association, as an Employee, for the performance of duties during the applicable computation period. Hours of Service shall be credited to Employees for the applicable computation period or periods during which the duties are performed. Credit shall be given for the hours worked irrespective of whether at straight time or premium pay.

                                    (2)     An Hour of Service is each hour for
               which an Employee is paid, or entitled to payment by the Association, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, leave of absence or otherwise. Notwithstanding the preceding sentence:

                                        (A)      An hour for which an Employee
                           is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable unemployment compensation or disability insurance laws; and

                                        (B)      Hours of Service are not
                           required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                                        (C)      Effective on and after January
                           1, 1993, no more than 501 Hours of Service shall be credited under this paragraph (2) to an Employee on account of any single continuous period during which the Employee performs no duties.

               For purposes of this paragraph (2), a payment shall be deemed to be made by or due from the Association, regardless of whether such payment is made by or due from the Association directly, or indirectly through, among others, a trust fund or insurance company, to which the Association contributes or pays premiums and regardless of whether contributions made by or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Hours of Service credited hereunder on account of a payment calculated on the basis of units of time, such as hours, days, weeks or months, shall be credited to the computation period or periods in which occurs the period when no duties are performed, beginning with the first unit of time to which the payment relates. If payment is not calculated on the basis of units of time, these hours shall be credited to the computation period during which no duties are performed, or if the period during which no duties are performed extends beyond 1 computation period, such hours shall be allocated, as determined by the Committee, between such computation periods when no duties are performed on any reasonable basis consistently applied to all Employees within the same job classification.

                                    (3)     An Hour of Service is each hour for
               which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Association. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (2) shall be subject to the limitations set forth in that paragraph. These Hours of Service shall be credited to the computation period or periods to which the award or agreement pertains; provided, however, that the Committee, in its sole discretion but acting consistently for all Employees within the same job classification, may, with respect to a period of not more than 31 days which extends beyond 1 computation period, credit all hours to the first computation period or the second computation period.

                                    (4)     For purposes of construing
               paragraphs (2) and (3) hereof, the special rules for determining Hours of Service for reasons other than the performance of duties as set forth in 29 C.F.R., Part 2530, Subsection 2530.200 b-2(b), are by this reference incorporated herein.

                                    (5)     Employees (A) whose compensation is
               not determined on the basis of specified amounts for each Hour of Service worked during a given period, (B) whose hours are not required to be counted and recorded by any federal law, and (C) whose hours are not specifically counted and recorded by the Association shall be credited with Hours of Service at the rate of 45 Hours of Service for each weekly period during which they would otherwise be credited with at least 1 Hour of Service hereunder.

                                    (6)     Solely in determining whether an
               Employee has incurred a Break in Service for purposes of eligibility to participate and vesting, any period of unpaid leave of absence which is considered an "FMLA leave" under regulations issued pursuant to the Family and Medical Leave Act of 1993 shall not be treated as or counted toward a Break in Service. No Hours of Service shall be counted during any period of unpaid FMLA leave for purposes of determining an Employee's Years of Service or Credited Service.


                           (b)      Solely for the purpose of determining an
Employee's Years of Service and Break in Service, an Hour of Service shall, in addition, mean each Hour of Service (within the meaning of Section 1.22(a) hereof) with Related or Predecessor Companies, other than as an "Employee" as defined in this Plan.

                           (c)      In the event there are insufficient records
documenting Hours of Service completed by one or more Employees prior to January 1, 1976, the Committee may use for the purpose of determining such Hours of Service whatever records are reasonably acceptable to it and may make whatever calculations are necessary to determine the approximate Hours of Service completed during such prior period or periods.

                           (d)      Anything to the contrary herein
notwithstanding, for all purposes under the Plan, an Employee entitled to credit for an Hour of Service under any 1 of the provisions of Section 1.22 hereof shall not be entitled to additional credit for the same Hour of Service under any other provision of Section 1.22.

                           (e)      Solely for purposes of determining whether
a Break in Service has occurred for participation and vesting purposes in a Plan Year occurring on or after January 1, 1985, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours cannot be determined, 8 Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service by reason of any such maternity or paternity shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of an individual, (2) by reason of a birth of a child of the individual; (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following Plan Year. No credit will be given pursuant hereto unless the Employee furnishes to the Committee such timely information as the Plan may reasonably require to establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

               1.25 "Key Employee" means an employee, former employee or beneficiary of such employee in the Plan who, at any time during the Plan Year or any of the 4 preceding Plan Years, is any of the following:

                           (a)      An officer of the Association; provided,
however, that for purposes hereof, no more than 50 Employees of the Association (or, if fewer, the greater of 3 Employees or 10% of all Employees) shall be treated as officers of the Association and, provided, further, that if there are more than 50 officers who are considered Key Employees under this test, only those 50 who had the highest 1-year compensation in the 5-year period ending on the last day of the Plan Year of the determination shall be considered Key Employees; and provided further that no officer shall be considered a Key Employee if his annual compensation does not exceed 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code.

                           (b)      1 of the 10 employees owning (or considered
as owning within the meaning of Code Section 318) both more than a 1/2% interest and the largest interests in the Association and all Related Companies; provided, however, that an employee shall not be considered a Key Employee if he earns less annual compensation from the Employer and all Related Companies than the maximum dollar limitation under Code Section 415(c)(1)(A) in effect for the calendar year in which the Determination Date falls; and provided further that if 2 employees have the same interest, the employee having greater annual compensation shall be treated as having a larger interest.

                           (c)      A 5% owner of the outstanding stock or
voting power of all stock of the Association or any Related Company (or of the capital or profit interest in the Related Company); or

                           (d)      A 1% owner of the outstanding stock or
voting power of all stock of the Association or any Related Company (or of the capital or profit interest in the Related Company) and has annual earnings from the Association and any Related Company of more than $150,000.

                           For purposes of (b), (c), and (d), subparagraph (C)
of Code Section 318(a)(2) shall be applied by substituting 5% for 50%, in the case of any Related Company which is not a corporation, ownership shall be determined in accordance with Regulations issued pursuant to Code Section 416(i)(1)(B)(iii)(II) and the rules of subsection (b), (c) and (m) of Section 414 shall not apply in determining ownership in the Association or any Related Company. Further, in determining the distributions during the last 5 years to be taken into account hereunder, the foregoing shall also apply to distributions under a terminated plan which if it had not terminated would have been required to be included in an Aggregation Group as defined herein.

               1.26        "Limitation Year" means the Plan Year.

               1.27 "Minimum Benefit Service" means all of an Employee's Years of Service under the Plan, except that the following shall be disregarded:

                           (a)      Years of Service before age 18;

                           (b)      Years of Service during any period for
which the Association did not maintain the Plan or a predecessor plan

(as defined under Regulations prescribed by the Internal Revenue Service);

                           (c)      Years of Service lost under the Break in
Service rules of Section 6.2 of the Plan;

                           (d)      Any Year of Service if the Plan was not a
Top Heavy Plan for such Plan Year, or such Year of Service was completed in a Plan Year beginning before January 1, 1984.

               1.28 "Monthly Earnings" means a Covered Employee's monthly basic rate of earnings for any calendar month, exclusive of overtime, commissions, bonuses and earnings while not an Employee of the Association.

                           For Plan Years beginning prior to January 1, 1989 if
the Plan is Top Heavy and for all Plan Years beginning on or after January 1, 1989, the aggregate of the Monthly Earnings to be taken into account for any Plan Year under the Plan shall not exceed $150,000 ($200,000 prior to January 1, 1994) as adjusted by the Adjustment Factor. In determining the Monthly Earnings of an Employee for purposes of this limitation, the family aggregation rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $150,000 ($200,000 prior to January 1, 1994) limitation is exceeded, then the limitation shall be prorated among the affected individuals'

Earnings determined under this Section 1.26 prior to the application of this limitation.

               1.29 "Non-Key Employee" means an Employee who is not a Key Employee.

               1.30 "Plan" means the Retirement Plan for Salaried Employees of First Federal of Michigan as set forth herein, as amended from time to time.

               1.31        "Plan Year" means the 12-month period commencing
January 1.

               1.32 "Predecessor Company" means, after December 31, 1982, a company which has been acquired by the Association or by a Related Company and which prior to such acquisition maintained this Plan.

               1.33 "Reemployment Commencement Date" means: (a) If an Employee previously has been credited with more than 500 Hours of Service in a computation period and subsequently incurs a Break in Service, the first day on which such Employee is entitled to credit for an Hour of Service after he incurred the Break in Service; and (b) if the Employee is credited with no Hours of Service in any Plan Year commencing after the Reemployment Commencement Date established under (a) above, the first day on which the Employee is entitled to credit for an Hour of Service after such Plan Year.

               1.34 "Related Company" means: (a) any corporation included within a "controlled group of corporations," as determined under Code
Section 414(b) and Regulations issued pursuant thereto (except that, with respect to the benefit limitation under Section 4.2 hereof, such determination shall be made after substituting the phrase "more than 50%" for the phrase "at least 80%" each place it appears in Section 1563(a)(1) of the Code); (b) any partnership, sole proprietorship, trust, estate or corporation included within a "parent-subsidiary group of trades or businesses under common control," a "brother-sister group of trades or businesses under common control," or a "combined group of trades or businesses under common control," as determined under Code Section 414(c) and Regulations issued pursuant thereto; and (c) any corporation, partnership, or other organization which is included within an "affiliated service group," as determined under Code Section 414, including
Section 414(m), (n) and (o), and Regulations issued pursuant thereto.

               1.35 "Retired Employee" means an Employee who has retired under the Plan and is receiving a retirement benefit in accordance with Section
5.1 or Section 15.6 of the Plan.

               1.36 "Spouse" means the husband or wife, as the case may be, to whom an Employee is legally married, provided that a former spouse will be treated as the Spouse or surviving Spouse and a current spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

               1.37 "Social Security Retirement Age" means the age used as the retirement age under Section 216(1) of the Social Security Act, which is age 65 in the case of an Employee attaining age 62 before January 1, 2000 (i.e., born January 1, 1938), age 66 for an Employee attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age 67 for an Employee attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

               1.38 "Vested Employee" means an Employee who terminates employment with the Association at any time prior to retirement and is eligible for a retirement benefit in accordance with Section 5.1 or Section 15.5(b).

               1.39 "Years of Service" means service as an Employee to the date of his retirement or termination of employment determined in accordance with Section 6.1 for purposes of determining an Employee's eligibility: (a) for coverage under the Plan (Article II) and (b) for a retirement benefit (other than a Disability Retirement Benefit after December 31, 1980) under Articles IV and V of the Plan.

               1.40 Whenever the masculine gender is used herein, it is intended also to cover the feminine gender and neuter gender and whenever used herein the singular shall include the plural and the plural the singular.

                                   ARTICLE II
                                   ----------
                                  ELIGIBILITY
                                  -----------

               SECTION 2.1 COVERAGE PRIOR TO JANUARY 1, 1976. Each Covered Employee or Retired Employee who was covered under the Plan in effect on December 31, 1975 shall automatically be covered under the Plan as of January 1, 1976.

               SECTION 2.2 COVERAGE ON AND AFTER JANUARY 1, 1976. An Employee, other than those included in Section 2.1, shall automatically become a Covered Employee on January 1, 1976, if then employed by the Association or, if not, on January 1 of any Plan Year prior to the Company Merger Effective Time in which he completes the requirements of either (a) or (b) below:

                           (a)      (1)     The completion of 1 Year of
Service, and (2) the attainment of age 21 (25 prior to January 1, 1985).

                           (b)      The completion of 3 Years of Service.

               SECTION 2.3 SUSPENSION OF COVERAGE. A Covered Employee who has a Break in Service shall, upon reemployment, be reinstated as a Covered Employee unless he has 5 consecutive 1-year Breaks in Service (1 1-year Break in Service for a Covered Employee who does not have at least 1 Hour of Service on or after January 1, 1985) as determined in accordance with Section 6.2 and does not then have a nonforfeitable right to a benefit under the Plan, in which event he must again meet the conditions of Section 2.2 to again become a Covered Employee under the Plan.

               SECTION 2.4 DETERMINATION OF ELIGIBILITY. The eligibility of each Employee to become covered under the Plan shall be determined by the Pension Committee in accordance with this Article II.

               SECTION 2.5 LEASED EMPLOYEES. A Leased Employee who is deemed to be an Employee under Section 1.17, shall become a Covered Employee in and accrue benefits under the Plan based on service as a Leased Employee. For purposes of the Plan, a "Leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least 1 year, which services are of a type historically performed by employees in the business field of the recipient employer; provided, however, that if the Internal Revenue Service issues any change in regulations governing the definition of leased employee, the term "Leased Employee" shall, as of the effective date of such change, be defined in accordance with such regulations. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

                                  ARTICLE III
                                  -----------
                                RETIREMENT DATES
                                ----------------

               SECTION 3.1 NORMAL RETIREMENT DATE. The Normal Retirement Date of a Covered Employee shall be the date on which the Employee attains age 65.
A Covered Employee who has reached his Normal Retirement Date shall have a nonforfeitable right to his Normal Retirement Benefit, payable as provided herein.

               SECTION 3.2 DEFERRED RETIREMENT DATE. On and after January 1, 1987, a Covered Employee may remain actively employed by the Association after his Normal Retirement Date; provided, however, that unless otherwise requested by the Board of Directors of the Association, if he is employed in a bona fide executive or high policy making position he shall retire on his Normal Retirement Date if on that date he is entitled to an immediate nonforfeitable annual retirement benefit from a pension, profit sharing, savings or deferred compensation plan, or any combination of such plans, of the Association, which equals, in the aggregate, at least $44,000. Prior to January 1, 1987, a Covered Employee could remain actively employed by the Association after attaining age 70 only at the request of the Board of Directors of the Association, provided that additional periods of active service beyond age 70 were for 1 year at a time and each subsequent additional year of employment was requested of and approved by the Board of Directors of the Association. The Deferred Retirement Date of a Covered Employee who remains actively employed after his Normal Retirement Date shall be the first day of the month next following the date his employment with the Association terminates. A Covered Employee's Normal Retirement Benefit shall commence as provided in Article VII hereof.

               SECTION 3.3 EARLY RETIREMENT DATE. The Early Retirement Date of a Covered Employee who has: (a) 10 or more Years of Service, and (b) attained his 55th birthday but not his 65th birthday, shall be the first day of the month next following the date he retires from the Association and such Covered Employee shall be eligible for an Early Retirement Benefit.

               SECTION 3.4 DISABILITY RETIREMENT DATE. Prior to January 1, 1994, the Total and Permanent Disability Retirement Date of a Covered Employee with 3 or more years of Credited Service (Years of Service for Employees becoming disabled prior to January 1, 1981), shall be the first day of the month next following the date he is deemed to be totally and permanently disabled as determined by the Pension Committee in accordance with Section 4.4(c). On and after January 1, 1994, no Total and Permanent Disability Retirement Benefit shall be payable to any employee other than an employee receiving a Total and Permanent Disability Retirement Benefit prior to January 1, 1994.

                                   ARTICLE IV
                              RETIREMENT BENEFITS

               SECTION 4.1 RETIRED EMPLOYEES ON JANUARY 1, 1976. The monthly retirement benefit payable to a Covered Employee who retired or terminated employment prior to January 1, 1976, shall be an amount as determined in accordance with the terms of the Plan as in effect as of December 31, 1975.

               SECTION 4.2 NORMAL RETIREMENT BENEFIT. The monthly Normal Retirement Benefit payable to a Covered Employee retiring on his Normal or Deferred Retirement Date on or after January 1, 1976, shall be the greatest of:
                           (i)      an amount equal to 2% of the Covered
Employee's Final Average Monthly Earnings times his Credited Service to his Normal Retirement Date (or, subject to Section 7.4, his Deferred Retirement Date if he has at least 1 Hour of Service on and after January 1, 1988), but such monthly retirement benefit shall not exceed 60% of his Final Average Monthly Earnings; or
                           (ii)     The sum of:

                                    (A)     such Employee's Accrued Benefit
               under Section 4.2(i) based on his Final Average Monthly Earnings and his years of Credited Service as of December 31, 1993; and

                                    (B)     an amount equal to 2% of the
               Covered Employee's Final Average Earnings times his Credited Service after December 31, 1993 to his Normal Retirement Date (or, subject to Section 7.4, his Deferred Retirement Date);

provided, however, that in determining such Employee's benefit under this
Section 4.2(ii), those years of Credited Service of the Employee in excess of 30 years of Credited Service which produce the lowest benefit shall be disregarded; or
                   (iii) if this Plan is a Top Heavy Plan, the minimum Top Heavy benefit under Section 8.2.

                           (a)      Anything to the contrary herein
notwithstanding, the "maximum annual benefit" payable to an Employee hereunder and under any other defined benefit plans of the Association and all Related Companies shall not exceed the lesser of $90,000, as adjusted by the Adjustment Factor (the "Defined Benefit Dollar Limitation"), beginning at Social Security Retirement Age, or 100% of the Employee's average Compensation for the 3 consecutive Years of Service with the Association and all Related Companies which produces the highest amount (or lesser if the Employee does not have 3 consecutive years). For purposes hereof:

                                    (1)     ADJUSTMENT OF LIMITATION FOR YEARS
               OF SERVICE OR PARTICIPATION. If a Covered Employee has completed less than 10 Years of Participation (as defined in paragraph (10) below), the Covered Employee's Accrued Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Covered Employee's number of Years (or part thereof) of Participation in the Plan, and the denominator of which is 10.

                                        If the Covered Employee has less than
               10 Years of Service, the Compensation limitation shall be reduced by 1/10 for each Year of Service (or part thereof) less than 10. The adjustments of this paragraph (1) shall be applied to the denominator of the defined benefit fraction based upon Years of Service. Solely for purposes hereof, Years of Service shall include future years occurring before the Covered Employee's Normal Retirement Date. Such future years shall include the year which contains the Covered Employee's Normal Retirement Date, only if it can be reasonably anticipated that the Covered Employee will receive a Year of Service for such year.

                                        In no event shall the adjustment in
               this Section 4.2(a)(1) reduce the limitations provided under Sections 415(b)(1) and 415(b)(4) of the Code to an amount less than 1/10 of the applicable limitation (as determined without regard to this Section 4.2(a)(1)).

                                        To the extent provided by the Secretary
               of the Treasury, this Section 4.2(a)(1) shall be applied separately with respect to each change in the benefit structure of the Plan.

                                    (2)     ADJUSTMENT FOR EARLY RETIREMENT.
               If the retirement benefit of a Covered Employee commences before the Covered Employee's Social Security Retirement Age, but on or after age 62, the Defined Benefit Dollar Limitation as reduced above, if necessary, shall be determined as follows:

                                        (A)      If a Covered Employee's Social
                           Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of 1% for each month by which benefits commence before the month in which the Covered Employee attains age 65.

                                        (B)      If a Covered Employee's Social
                           Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months (up to 24 months) by which benefits commence before the month of the Covered Employee's Social Security Retirement Age.

               If the annual benefit of a Covered Employee commences prior to age 62, the Defined Benefit Dollar Limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Covered Employee attains age 62. Any decrease in the Defined Benefit Dollar Limitation shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Covered Employee.

                                    (3)     ADJUSTMENT FOR POSTPONED
               RETIREMENT. If the retirement benefit of a Covered Employee commences after the Covered Employee's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (2) above shall be adjusted so that it is the Actuarial Equivalent of a benefit of the Defined Benefit Dollar Limitation beginning at the Social Security Retirement Age.

                                    (4)     ADJUSTMENT TO ACTUARIAL EQUIVALENT.
               Notwithstanding any other provision of this Plan, if the annual benefit is payable under the Plan to a Covered Employee in a form other than a Single Life Annuity or a

               Qualified Joint and Survivor Annuity, the maximum annual amount shall be adjusted to the Actuarial Equivalent of a Single Life Annuity beginning at the same age.

                                    (5)     PRESERVATION OF CURRENT ACCRUED
               BENEFIT UNDER DEFINED BENEFIT PLAN. If the Current Accrued Benefit of an individual who is a Covered Employee as of the first day of any Limitation Year beginning on or after April 1, 1987, exceeds the benefit limitations under Section 415(b) of the Code (as modified by this Section 4.2), then, for purposes of Code Section 415(b) and 415(e), the Defined Benefit Dollar Limitation with respect to such individual shall be equal to such Current Accrued Benefit. The preceding sentence applies only if the Plan met the requirements of Section 415 of the Code, as in effect on July 1, 1982, for all Limitation Years beginning before January 1, 1987.

                                        In the case of an individual who was a
               participant in a defined benefit plan of the Association or any Related or Predecessor Company on or before December 31, 1982, the maximum annual amount for such individual shall not be less than the individual's accrued benefit under all such defined benefit plans of the Association and all Related and Predecessor Companies as of December 31, 1982. The preceding sentence applies only if the Plan met the requirements of Section 415 of the Code, as in effect on July 1, 1982, for all Limitation Years beginning prior to December 31, 1982.

                                    (6)     SPECIAL RULES FOR PLANS SUBJECT TO
               OVERALL LIMITATIONS UNDER CODE SECTION 415(E). If a Covered Employee is a participant at any time in this Plan and any defined contribution plan maintained by the Association or any Related Companies, then the Association shall reduce the rate of benefit accrual for such Covered Employee in this Plan to the extent necessary, after taking into account reductions in benefit accruals and annual additions in other plans of the Association and Related Companies, as determined by the Committee, to prevent the sum of the following fractions, computed as of the close of the Plan Year, from exceeding 1.0:

                                        (A)      The Covered Employee's
                           projected annual benefit under this Plan and any other defined benefit plans over the lesser of:

                                        (i)     The product of 1.25, multiplied
                                    by the Defined Benefit Dollar Limitation for such year (such limitation to be first adjusted as set forth in Section 4.2(a)(1) through (5) hereof and to apply only to Plan Years ending within the calendar year of the adjustment); or

                                        (ii)    The product of 1.4, multiplied
                                    by 100% of the Covered Employee's average
                                    Compensation for the 3 consecutive Years of Service with the Association and any Related or Predecessor Companies that produces the highest amount, including any adjustments under Section 415(b) of the Code; and

                                        (B)      The sum of the annual
                           additions to the Covered Employee's account under any defined contribution plans (whether or not terminated) maintained by the Association and any Related or Predecessor Companies as of the close of the Plan Year over the sum of the lesser of the following amounts for such year and for each prior Year of Service with the Association and any Related or Predecessor Companies:

                                        (i)     The product of 1.25,
                                    multiplied by the Defined Contribution
                                    Dollar Limitation;

                                        (ii)    The product of 1.4, multiplied
                                    by 25% of the Covered Employee's
                                    Compensation for such year.

                                        For purposes of the foregoing:

                                        (AA)     In computing the defined
                           contribution plan fraction for any year, (i) the "Defined Contribution Dollar Limitation" applicable under Section 4.2 hereof during each of such prior years of service with a Predecessor Company occurring on or before January 1, 1976 shall be $25,000, and (ii) contributions made on behalf of the Employee to a Plan established by any Predecessor Company shall be included in computing the sum of the annual additions to the Employee's Account under Section 4.2(a)(6)(B) hereof.

                                        (BB)     DEFINED CONTRIBUTION PLAN
                           FRACTION. For purposes of computing the defined contribution plan fraction under Section 4.2(a)(6)(B), "Annual Addition" means the amount allocated to a Covered Employee's account during the Limitation Year as a result of:

                                        (i)     Association contributions,

                                        (ii)     Employee contributions,

                                        (iii)     Forfeitures, and

                                        (iv)     Amounts described in Sections
                                    415(l)(2) and 419A(d)(2) of the Code.

                                        (CC)     RECOMPUTATION NOT REQUIRED.
                           The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Covered Employee contributions as an Annual Addition.

                                        (DD)     ADJUSTMENT OF DEFINED
                           CONTRIBUTION PLAN FRACTION. If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before April 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under
                           Section 415(e)(1) of the Code (as revised by this Section 4.2(a)(6)) does not exceed 1.0 for such Limitation Year. The amount to be subtracted shall equal the product of:

                                        (i)     The excess of the sum of such
                                    fractions over 1.0 times;

                                        (ii)    The denominator of the defined
                                    contribution fraction.

                           The adjustment is calculated using the fractions as they would be computed as of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1988, but using the
                           Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                                        (EE)     PROJECTED ANNUAL BENEFIT.
                           Projected annual benefit means the annual benefit which a Covered Employee would be entitled to receive under the terms of the Plan, if the Covered Employee continued employment until his Normal Retirement Date (or his current age, if later) and the Covered Employee's Compensation for the Plan Year ("Limitation Year") and all other relevant factors used to determine if such benefit remained constant until his Normal Retirement Date (or his current age, if later).

                                    (7)     ACTUARIAL EQUIVALENCE.  To
determine Actuarial Equivalence for all purposes of this Section 4.2(a):

                                        (A)      Except as provided in
                           paragraph (C) below, the Actuarial Equivalent value shall be computed on the basis of an interest rate assumption of 5%; and

                                        (B)      Except as provided in
                           paragraph (D) below, the Actuarial Equivalent value shall be calculated based on the 1984 Unisex Pension Mortality Table; and

                                        (C)      On and after January 1, 1995,
                           the lump sum Actuarial Equivalent value for any Plan Year for any form of benefit subject to Section 417(e)(3) of the Code, shall be calculated based on the annual rate of interest on 30-year Treasury securities for November of the Plan Year preceding the date of the distribution (the "Applicable Interest Rate"); and

                                        (D)      On and after January 1, 1995,
                           for purposes of adjusting any benefit or limitation under Section 4.2(a)(2), (a)(3) or (a)(4) (including the lump sum Actuarial Equivalent value for any form of benefit subject to Section 417(e)(3) of the
                           Code), the Actuarial Equivalent value shall be calculated using the table prescribed by the Secretary of Treasury pursuant to Section 415(b)(2)(E)(v) of the Code (the "Applicable Mortality Table");

               provided, however, that in no event shall any Accrued Benefit of any Participant be reduced below the Accrued Benefit of such Participant as of December 31, 1994.

                                    (8)     DEFINITION OF ASSOCIATION. For
               purposes of applying the foregoing, all employers of a controlled group of corporations (as defined by Code Section 414(b)), and all employers which are under common control (as defined by Code Section 414(c), as modified by Code Section 414(h)), shall be considered a single employer and included in the definition of the term "Association."

                                    (9)     MAXIMUM BENEFIT.  In addition to
               the other limitations set forth herein and notwithstanding any other provision hereof, the Accrued Benefit, including the right to an optional benefit provided hereunder (and under all other defined benefit plans required to be aggregated with this Plan under provisions of Section 415 of the Code), shall not exceed the amount permitted under Section 415 of the Code, as amended by the Tax Reform Act of 1986.

                                    (10)     YEARS OF PARTICIPATION.  The
               Covered Employee shall be credited with a Year of Participation (computed to fractional parts of a year) for each Plan Year for which the following conditions are met:

                                        (A)      The Covered Employee is
                           credited with at least the number of Hours of Service for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the Plan Year, and

                                        (B)      The Covered Employee is
                           included as a Covered Employee under the eligibility provisions of the Plan for at least 1 day of the Plan Year. If these 2 conditions are met, the portion of a Year of Participation credited to the Covered Employee shall equal the amount of Credited Service credited to the Covered Employee for such Plan Year. A Covered Employee who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i) of the Code for a Plan Year shall receive a Year of Participation with respect to that Plan Year. For a Covered Employee to receive a Year of Participation (or part thereof) for a Plan Year, the Plan must be established no later that the last day of such Plan Year. In no event will more than 1 Year of Participation be credited for any 12-month period.


               SECTION 4.3 EARLY RETIREMENT BENEFIT. The monthly Early Retirement Benefit payable to a Covered Employee retiring on or after January 1, 1976, shall be at his option, either:

                           (a)      A monthly Deferred Early Retirement Benefit
commencing on the first day of the month next following his 65th birthday determined in accordance with Section 4.2, based on such Covered Employee's Credited Service and Final Average Monthly Earnings as of his Early Retirement Date; or

                           (b)      A monthly Immediate Early Retirement
Benefit commencing on the first day of any month coinciding with or next following his Early Retirement Date determined in accordance with subparagraph
(a) above and reduced 0.33 of 1% for each calendar month that his Early Retirement Date precedes his Normal Retirement Date.

               SECTION 4.4  TOTAL AND PERMANENT DISABILITY RETIREMENT BENEFIT.

                           (a)      AMOUNT OF DISABILITY RETIREMENT BENEFIT.  A
Covered Employee retiring on a Disability Retirement Date prior to January 1, 1994, shall be eligible for a Total and Permanent Disability Retirement Benefit commencing at his Disability Retirement Date in an amount equal to the greater of (1) or (2) below:

                                    (1)     The Covered Employee's Accrued
               Benefit as of the Disability Retirement Date; or

                                    (2)     55% of the Covered Employee's
               Monthly Earnings as of the January 1 preceding his date of disability retirement less 50% of his monthly disability retirement benefit (or retirement benefit, if applicable) payable under the Federal Social Security Act to the Covered Employee at the date of disability retirement.

No Total and Permanent Disability Retirement Benefit shall be payable to any employee other than an employee who commenced receiving a Total and Permanent Disability Retirement Benefit prior to January 1, 1994.

                                    For purposes of this subparagraph (a), a
Covered Employee will be presumed eligible for a disability retirement benefit (or retirement benefit, if applicable) under the Federal Social Security Act unless and until he furnishes satisfactory evidence to the Committee that he has been ruled ineligible therefor for a reason other than any act or omission on his part. If such evidence is furnished after commencement of his Disability Retirement Benefit, appropriate adjustment shall be made retroactively, if necessary, in the amount of his disability benefit. If a Covered Employee who has furnished such evidence subsequently becomes eligible for a disability retirement benefit (or retirement benefit, if applicable) under the Federal Social Security Act (as a result of an appeal, redetermination or otherwise), he shall promptly notify the Committee of this fact and his disability income shall be redetermined in accordance with this subparagraph (a) effective the first day of the month next following the month for which a disability retirement benefit (or retirement benefit, if applicable) under the Social Security Act first became payable to him.

                           (b)      DEDUCTION FROM DISABILITY RETIREMENT
BENEFIT. The Total and Permanent Disability Retirement Benefit, as determined in paragraph (a) of this Section 4.4, shall be reduced by: (1) any sickness and accident benefits or salary continuation benefits payable by the Association for such disability, and (2) any Workers' Compensation Benefits payable to the Retired Employee with respect to his disability; provided that the reduction for all such benefits be made only with respect to the period in which they are actually paid.

                           In case of a lump sum settlement under Workers'
Compensation, the lump sum shall be divided by the weekly payment to which the Retired Employee was otherwise entitled under Workers' Compensation in order to determine the period and amount with respect to which Workers' Compensation shall be considered as payable for purposes of this Section. If, prior to January 1, 1987, a Retired Employee elects to have his Disability Retirement Benefits paid in a form other than a Single Life Annuity as permitted by Section 4.5, any actuarial adjustment in the Retired Employee's Disability Retirement Benefits (as such benefits are determined under paragraph
(a) of this Section 4.4) which is required by Section 4.5 shall be made prior to any reduction in such benefits required by this paragraph (b) of Section 4.4.

                           (c)      DETERMINATION OF DISABILITY.  A Covered
Employee shall be deemed to be totally and permanently disabled when, on the basis of medical evidence satisfactory to the Committee it is found that the Covered Employee, due to his physical and/or mental condition is totally and presumably permanently prevented from engaging in any occupation or employment for which he may be suited by education, training or experience, as determined by the Committee.

                           (d)      PROOF OF DISABILITY.  A Retired Employee
receiving a Disability Retirement Benefit may be required by the Committee to submit to a medical examination by a physician or clinic selected by the Committee at any time during disability retirement, but not more often than semi-annually, to determine whether he is eligible for continuance of the Disability Retirement Benefit. If, on the basis of any such examination, it is found by the Committee, in its sole discretion, that such Retired Employee is no longer disabled, his Disability Retirement Benefit shall cease. In the event the Retired Employee refuses to submit to a medical examination, his Disability Retirement Benefit shall be suspended until he submits to an examination.

                           (e)      RECOVERY FROM DISABILITY.  A Retired
Employee receiving a Total and Permanent Disability Retirement Benefit who recovers from his disability and is reemployed by the Association at the termination thereof, shall have his Credited Service and Years of Service as of his date of disability reinstated and upon subsequent retirement or termination of employment he shall be entitled to have the retirement benefit which he might then be eligible to receive based on his Final Average Monthly Earnings at the date of such retirement or termination of employment and his Years of Service and Credited Service at the time of his disability plus any Years of Service and Credited Service attributable to service with the Association subsequent to such reemployment.

                                    A Retired Employee receiving a Total and
Permanent Disability Retirement Benefit who recovers from his disability prior to age 65 and is not reemployed by the Association upon such recovery shall have his eligibility for a benefit determined in accordance with:

                                    (1)     Section 5.1, if he has not
           attained his 55th birthday, or

                                    (2)     Section 3.3, if he has attained
           his 55th birthday,
with such eligibility and amount of retirement benefit based on the Retired Employee's Final Average Monthly Earnings, Years of Service and Credited Service at his Total and Permanent Disability Retirement Date.

                           (f)      ATTAINMENT OF THE LATER OF AGE 65 OR 5
YEARS OF DISABILITY. At the later of age 65 or after receipt of at least 5 years of disability benefits (but not later than the date the Employee attains age 70), a Covered Employee's Disability Retirement Benefit shall cease and the Employee's Normal Retirement Benefit described in Section 4.2 shall commence on the first day of the month thereafter, based on such Employee's Final Average Monthly Earnings and Credited Service to his Disability Retirement Date; provided, however, that a Covered Employee may elect to have his Normal Retirement Benefit or Early Retirement Benefit commence prior to such time, in which event his Disability Retirement Benefit shall cease upon commencement of Normal or Early Retirement Benefit payments.

                           (g)      DEATH OF EMPLOYEE.  In the event of the
death of a Covered Employee while receiving Disability Retirement Benefits, the Covered Employee's Disability Retirement Benefit shall cease. If the Covered Employee's Disability Retirement Benefits commenced prior to January 1, 1987, and the Covered Employee did not waive the Qualified Joint and Survivor Annuity form of payment of such benefits, upon the Covered Employee's death his Eligible Spouse shall be entitled to a survivor annuity in accordance with the Qualified Joint and Survivor Annuity provisions of Section 4.5(a) hereof. If the Covered Employee's Disability Retirement benefits commenced on or after January 1, 1987 upon the Covered Employee's death, if the Employee is married, the Covered Employee's Surviving Spouse shall be entitled to the Death Benefits provided under Section 5.2 of the Plan.


               SECTION 4.5  RETIREMENT BENEFIT PAYMENTS.

                           (a)      NORMAL FORM OF PAYMENT.  The Normal Form of
retirement benefit payment is (1) for an Employee who is married at the time benefits commence, an immediate monthly income payable to the Employee commencing as provided in Sections 3.1, 3.2 or 3.3, or Article V or prior to January 1, 1987, Section 3.4 during the lifetime of the eligible Employee with a survivor annuity for the lifetime of his Surviving Spouse which is equal to 50% of the amount of the annuity payable during the joint lives of the Employee and his Surviving Spouse (a "Qualified Joint and Survivor Annuity"); and (2) for an Employee who is not married at the time such benefits commence under the Plan and for an Employee who is entitled to a monthly income payable to the Employee commencing as provided in Section 3.4 on or after January 1, 1987, an immediate monthly pension payable to the Employee, continuing for his lifetime only (a "Single Life Annuity"). For purposes of the foregoing, benefits of an Employee and his Surviving Spouse under a Qualified Joint and Survivor Annuity shall be Actuarially Equivalent to the benefits the Employee otherwise would be entitled to receive in the form of a Single Life Annuity under Article IV or V such that the amount of the Covered Employee's reduced benefit shall be 85% of the benefit the Covered Employee would otherwise have been eligible to receive, increased by 1% for each year the spouse is older than the Covered Employee (maximum 100%) or reduced 1% for each year the spouse is younger than the Covered Employee; provided, however, that in the case of a Disability Retirement Benefit commencing prior to January 1, 1987, the Qualified Joint and Survivor Annuity shall only be applicable to an amount determined in accordance with Section 4.4(a). Pensions shall be payable to eligible Employees in the Normal Form, unless another form of payment is elected as provided in this Section 4.5.

                           (b)      SINGLE LIFE ANNUITY FORM OF PAYMENT.  In
lieu of the monthly pension benefit otherwise payable in the form of a Qualified Joint and Survivor Annuity, a married Employee who retires pursuant to the Normal Retirement, Deferred Retirement, Early Retirement, or the termination of employment provisions of Article V, or who, prior to January 1, 1987, retires pursuant to the Total and Permanent Disability Retirement provision of Section 3.4, or who, on or after January 1, 1987, after retiring pursuant to a Permanent and Total Disability Retirement elects to receive Early Retirement benefits pursuant to Section 3.3 or attains his Normal Retirement Date and receives Normal Retirement Benefits (other than Total and Permanent Disability Retirement Benefits if they commence on or after January 1, 1987) may elect within a 90-day period ending on the date such benefits (other than Total and Permanent Disability benefits if they commence on or after January 1,
1987) are to commence, pursuant to a Qualified

Election, to receive his Normal, Deferred, Early Retirement benefits, or termination of employment benefit or, prior to January 1, 1987, Disability Retirement benefits, in the form of a Single Life Annuity as determined under
Article IV or Article V.

                           (c)      OPTIONAL RETIREMENT BENEFIT.  In lieu of
the Qualified Joint and Survivor Annuity or Single Life Annuity benefit provided under the Plan, a Covered Employee may elect by a Qualified Election to the Committee a 100% Joint Annuitant Option; provided, however, that such option shall only be available as of the date such Retired Employee's Normal Retirement Benefit commences.

                                    Under the 100% Joint Annuitant Option, the
Covered Employee shall receive a reduced retirement benefit during his lifetime after his retirement with 100% of such reduced retirement benefit to be paid after the Covered Employee's death to, and for the lifetime of, the Covered Employee's spouse at the time of election of the Option. The amount of reduced benefit payable to the Covered Employee shall be 74% of the benefit such Covered Employee would otherwise be eligible to receive increased by 1% for each year the spouse is older than the Covered Employee (maximum 100%) or reduced 1% for each year the spouse is younger than the Covered Employee.

                           (d)      The Committee shall provide each married
Employee no less than 30 days and no more than 90 days prior to the commencement of benefits, a written explanation of: (1) the terms and conditions of the Qualified Joint and Survivor Annuity;

(2) the Employee's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity Benefit; (3) the rights of an Employee's Spouse; (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and (5) the relative values of the various optional forms of benefits under the Plan.

                                    For purposes of this Section 4.5(d)
"benefit commencement date" shall mean the date on which Normal Retirement, Early Retirement, Deferred Retirement or termination of employment benefits commence hereunder, or, for an Employee retired pursuant to a Disability Retirement whose Disability Retirement benefits commenced prior to January 1, 1987, the date on which such Disability Retirement benefits commence.

                           (e)      MISCELLANEOUS.  For purposes hereof:

                                    (1)     A Qualified Election means a waiver
               by the Employee of the Qualified Joint and Survivor Annuity. If made on or after January 1, 1987: (A) the waiver must be in writing and designate the manner in which benefits shall be payable; (B) the Employee's Spouse must consent to the waiver in writing; (C) the waiver must designate a beneficiary (or a form of benefits) which may not be changed without the Spouse's consent (unless the Spouse's consent expressly permits designations by the Employee without any requirement of further Spousal consent); (D) the Spouse's consent acknowledges the effect of the election and is witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver by the Employee will be deemed a Qualified Election. The Employee shall only be deemed to establish to the satisfaction of the Committee that such written consent may not be obtained because the spouse cannot be located by signing an affidavit to such effect witnessed by a notary public. Any consent necessary under this provision will be valid only: (A) with respect to the

               Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse; and (B) with respect to the manner of benefit payment consented to by the Spouse. A subsequent spouse shall not be bound by the consent of a prior spouse. Additionally, a revocation of a prior waiver may be made by an Employee without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. A Spouse's consent shall be revocable by the Spouse unless otherwise set forth in the consent. No consent obtained under this provision shall be valid unless the Employee has received the notice referred to in
               Section 4.5(d) above.

                                    (2)     In the event the benefits of any
               Employee (or former Employee or Spouse of either) commence prior to January 1, 1987, under such provisions of the Plan as in effect prior to January 1, 1987, such benefits shall continue to be paid in the form and manner and pursuant to the terms of such provisions of the Plan as in effect prior to January 1, 1987; provided, however, that in no event shall this result in any duplication of benefits or charges to any Employee, former Employee or Spouse hereunder.

                                    (3)     An Employee may elect to have his
               Single Life Annuity or Qualified Joint and Survivor Annuity payable upon attainment of the earliest retirement age under the Plan. If after an Employee's benefits commence hereunder such Employee accrues additional benefits, such benefits shall be distributed as a separate and identifiable component of the form of benefit previously elected by the Employee beginning with the first payment interval ending in the Plan Year immediately following the Plan Year in which such benefit accrues.

                                    (4)     Any married living former Covered
               Employee to whom benefits become payable in the form of a life annuity, who was not receiving benefits on August 23, 1984, was credited with at least 1 Hour of Service under this Plan on or after September 2, 1974, and who is not otherwise credited with any Hours of Service in a Plan Year beginning on or after January 1, 1976, and who:

                                        (A)      begins to receive payments
                        under the Plan on or after Normal Retirement Age; or

                                        (B)      begins to receive payments on
                        or after attaining Early Retirement Age;

               may elect to have his benefits paid under the Plan in the form of a Qualified Joint and Survivor Annuity. The election of the Qualified Joint and Survivor Annuity shall be provided during the period commencing on the later of August 23, 1984 or 6 months before the former Covered Employee attains Early Retirement Age and ending on the date benefits would otherwise commence to such former Covered Employee. For purposes hereof, "Early Retirement Age" means the later of the earliest date on which the Employee may elect to receive retirement benefits under the Plan or the first day of the 120th month beginning before the Employee reaches Normal Retirement Age.


                           (f)      GENERAL PROVISIONS.  If the Covered
Employee's Spouse dies prior to commencement of the Employee's benefits, the monthly retirement benefit payable to the Covered Employee upon retirement shall be a Single Life Annuity.

               SECTION 4.6 EMPLOYEE CONTRIBUTIONS. An Employee who is eligible for a retirement benefit in accordance with the provisions of this
Article IV and was covered under the Plan in effect on December 31, 1975 shall, in addition to the retirement benefits otherwise payable to him under the Plan, receive a lump sum cash payment equal to his Accumulated Contributions in accordance with Section 7.3(g); provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect pursuant to a Qualified Election under Section 4.5, to receive a lump sum cash payment, the Actuarial Equivalent of such lump sum cash payment shall be paid to such Employee and his Spouse, if any, in the Normal Form, or in such other optional form of benefit as the Employee shall have elected under Section 4.5, pursuant to a Qualified Election with respect to the other retirement benefits payable to him.

                                   ARTICLE V
                                   ---------
                      TERMINATION OF EMPLOYMENT AND DEATH
                      -----------------------------------
               SECTION 5.1  TERMINATION OF EMPLOYMENT.


                           (a)      TERMINATION WITHOUT 5 YEARS OF SERVICE OR
TOP HEAVY VESTING. A Covered Employee who has neither completed 5 or more Years of Service (10 or more Years of Service for those Covered Employees who do not have at least 1 Hour of Service on or after January 1, 1989) nor become vested pursuant to the provisions of Section 8.1 and who has a Break in Service, as defined in Section 6.2, on or after January 1, 1976, other than by reason of death, prior to becoming eligible for a retirement benefit, shall lose all rights under the Plan unless such Covered Employee had accumulated contributions on or after January 1, 1989 (in which event Section 5.1(b) shall apply). If such Employee was covered under the Plan prior to January 1, 1976, he received a lump sum payment equal to:

                                (1)     His Accumulated Contributions if he
          had less than 5 Years of Service, or

                                (2)     Twice the amount set forth in
          paragraph (1) above if he had 5 but less than 10 Years of Service;


provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect pursuant to a Qualified Election under Section 4.5, to receive a lump sum cash payment, the Actuarial Equivalent of such lump sum cash payment shall be paid to such Employee and his Spouse, if any, in the Normal Form, or in such other optional form of benefit as the Employee shall have elected under Section 4.5, pursuant to a Qualified Election with respect to the other retirement benefits payable to him.

                           (b)      TERMINATION WITH 5 OR MORE YEARS OF SERVICE
OR TOP HEAVY VESTING. A Covered Employee who has completed 5 or more Years of Service (10 or more Years of Service for those Covered Employees who do not have at least 1 Hour of Service on or after January 1, 1989) or who is partially or wholly vested pursuant to Section 8.1 hereof, or who has accumulated contributions on or after January 1, 1989, and has a Break in Service on or after January 1, 1976 other than by reason of death, prior to becoming eligible for a retirement benefit, shall be eligible to receive, at his election, either: (1) the vested portion of his accrued Normal Retirement Benefit as determined in accordance with Section 4.2 (and Section 8.1, if applicable), based on his Final Average Monthly Earnings and Credited Service at his date of a Break in Service, or, if greater, the vested portion of his minimum Top Heavy benefit as determined under Article VIII, commencing on the first day of the month subsequent to his 65th birthday, or (2) an amount as determined in (1) above commencing on the first day of the month subsequent to his 55th birthday but reduced in accordance with Section 4.3(b). The benefit payable hereunder shall be paid in the Normal Form or in an optional form as provided in Section 4.5 for retirement benefit payments. Such terminating Covered Employee shall receive a lump sum payment equal to his Accumulated Contributions; provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect pursuant to a Qualified Election under

Section 4.5, to receive a lump sum cash payment, the Actuarial Equivalent of such lump sum cash payment shall be paid to such Employee and his Spouse, if any, in the Normal Form, or in such other optional form of benefit as the Employee shall have elected under Section 4.5, pursuant to a Qualified Election with respect to the other retirement benefits payable to him.

                           (c)      REHIRE OF A TERMINATED EMPLOYEE.  If a
Covered Employee who has a Break in Service is subsequently rehired, his Years of Service and Credited Service shall be treated in the manner as set forth in
Section 6.3.

               SECTION 5.2  DEATH BENEFITS.


                           (a)      DEATH BENEFITS FOR SPOUSES OF CERTAIN
COVERED EMPLOYEES WITH VESTED BENEFITS AFTER AUGUST 22, 1984. A death benefit shall be payable to the Surviving Spouse of a Covered Employee (or former Employee), if:

                                    (1)     Such Employee (or former Employee)
               at the time of his death had a nonforfeitable right to any portion of his Accrued Benefit derived from Association contributions or pursuant to Section 8.2; and

                                    (2)     Such Employee (or former Employee),
               had at least 1 Hour of Service under the Plan after September 1, 1974; and

                                    (3)     Such Employee (or former Employee),
               shall die after August 22, 1984 but prior to commencement of his Normal Retirement, Deferred Retirement or Early Retirement benefit payments or his termination of employment benefit payments, or his Disability Retirement benefit payments if such payments commenced prior to January 1, 1987.

                                    The Death Benefit payable to such
Employee's Surviving Spouse, if any, shall be in the form of a survivor annuity for such Spouse's lifetime, equal to 50% of the Covered Employee's accrued Normal Retirement Benefit based on his Credited Service and Final Average Monthly Earnings as of the date of his death, but if the Spouse is more than 5 years younger than the deceased Covered Employee, then such percentage shall be reduced 1% for each year in excess of 5 years by which the Spouse is younger than the deceased Covered Employee, except that such percentage shall not be less than 25%, such amount to be payable as follows:

                                    (1)     In the case of an Employee who dies
               on or after the date on which he became eligible for an Early Retirement Benefit in accordance with Section 3.3 hereof such amount shall be payable commencing on the first day of the month following the death of the Employee.

                                    (2)     In the case of an Employee who dies
               before the date as of which he would have become eligible for an Early Retirement Benefit in accordance with Section 3.3 hereof, such amount shall be payable commencing on the first day of the month following the month in which the Employee would have attained the earliest retirement age under the Plan, unless such Spouse elects a later date.


Such Spouse's Death Benefit shall end on the first day of the month in which the Surviving Spouse's death occurs.

                                    On the death of a Covered Employee who did
not receive his Accumulated Contributions under Section 4.6 and whose Spouse is eligible for a benefit under this Section 5.2, his Spouse, or in the event of a Qualified Election under Section 4.8, his named beneficiary shall also receive a lump sum payment equal to his Accumulated Contributions; provided, however, that after December 31, 1984, unless such Spouse, if any, elects in writing to receive a lump sum payment, the Actuarial Equivalent of such lump sum payment shall be paid to such Spouse in the form of an annuity for such Spouse's lifetime.

                                    Upon the death of the Spouse of a Covered
Employee subsequent to the death of such Employee, the beneficiary of such Spouse shall receive a lump sum payment equal to the excess, if any, of the lesser of:

                                    (1)     12 times the Covered Employee's
               Monthly Earnings as of the January 1 next preceding his date of death, or

                                    (2)     Twice the Covered Employee's
               Accumulated Contributions


over the aggregate of the retirement income payments made to the Covered Employee's Spouse pursuant to this Section 5.2(a).

                           (b)      OTHER DEATH BENEFITS AFTER AUGUST 22, 1984.
If a Covered Employee dies on or after August 23, 1984 but prior to becoming entitled to a vested retirement benefit under the Plan, or if the Covered Employee is entitled to a vested retirement benefit under the Plan but such benefit has not commenced and the Employee has no Spouse at the time of his death, then no retirement benefits shall be payable under the Plan, but if such Employee was covered under the Plan prior to January 1, 1976, his Spouse, or his named beneficiary if the Covered Employee has no Spouse or such Spouse consents to distribution to such beneficiary in a manner conforming to a Qualified Election under

Section 4.5(e), shall be entitled to an immediate lump sum payment equal to the Covered Employee's Accumulated Contributions, plus the lesser of:

                                    (1)     12 times the Covered Employee's
               Monthly Earnings as of the January 1 next preceding his date of death; or

                                    (2)     Twice the Covered Employee's
               Accumulated Contributions;


provided, however, that if the death benefit is payable to the Employee's Spouse on or after January 1, 1985, then it shall be paid in the form of an Actuarially Equivalent survivor annuity for such Spouse's lifetime commencing on the first day of the month following the date the Employee otherwise would have attained Normal Retirement Age under the Plan, unless such Spouse shall elect in writing to receive such death benefit in an immediate lump sum payment and upon such Spouse's death after commencement of such Spouse's survivor annuity, no further death benefit shall be payable by reason of the death of the Employee. If the death of the Spouse occurs prior to commencement of annuity payments to such Spouse, the Employee's named Beneficiary shall immediately receive a lump sum payment equal to the amount of the death benefit.

                           (c)      DEATH PRIOR TO AUGUST 23, 1984.  If an
Employee died prior to August 23, 1984 and prior to commencement of his benefits, such Employee's Spouse and beneficiaries shall be entitled to Death Benefits if and to the extent elected by such

Employee and as provided under the terms of the Plan as in effect prior to January 1, 1984.

                           (d)      Unless otherwise specifically allowed
elsewhere herein, the death of an Employee shall not be cause for the payment of any benefit.

                                   ARTICLE VI
                                   ----------
                     YEARS OF SERVICE AND CREDITED SERVICE
                     -------------------------------------

               SECTION 6.1  SERVICE CREDITED UNDER THE PLAN.


                           (a)      YEARS OF SERVICE.


                                    (1)     PAST SERVICE.  A Covered Employee
               shall receive 1 Year of Service for each year or portion thereof of employment with the Association as a salaried employee from his last day of employment with the Association, including service with any organization that has merged with the Association prior to January 1, 1976, to his last computation period prior to January 1, 1976.

                                    (2)     FUTURE SERVICE.  On and after
               January 1, 1976, a Covered Employee shall be credited with 1 Year of Service for each computation year subsequent to (1) above, preceding the earlier of: (A) his date of retirement, or
               (B) his date of Break in Service, as defined in Section 6.2(a), that he has 1,000 or more Hours of Service with the Association or Related or Predecessor Companies (without regard to whether such service is as an "Employee") in such computation year.

                                        A Covered Employee who in any
               computation year has less than 1,000 Hours of Service with the Association or Related or Predecessor Companies (without regard to whether such service is as an "Employee") shall accrue no Year of Service for such computation year.


                           (b)      CREDITED SERVICE.

                                (1)     PAST SERVICE.  A Covered Employee on
               January 1, 1976, who was covered under the Plan as of

               December 31, 1975, shall receive 1 year of Credited Service computed to the nearest 1/12 for each Year of Service as a salaried employee from his last date of employment with the Association, including service with any organization that has merged with the Association, to his last computation period prior to January 1, 1976.

                                    (2)     FUTURE SERVICE.  On and after
               January 1, 1976, a Covered Employee shall be credited with 1/12 of a year of Credited Service for each month during each computation year subsequent to (1) above, that he completes 1 or more Hours of Service (within the meaning of Section 1.22 hereof) with the Association as a salaried Employee as defined in the Plan except to the extent he loses Credited Service pursuant to Section 6.2; provided, however, that in no event shall a Covered Employee receive credit for less years of Credited Service than he would have received under the Plan as in effect on March 31, 1984.


                           (c)      MINIMUM SERVICE.  Notwithstanding the
foregoing provisions of paragraphs (a) and (b), the accrued Years of Service and Credited Service to January 1, 1976 of an Employee covered under the Plan as of December 31, 1975, shall not be less than such Covered Employee's Years of Service credited under the terms of the Plan as in effect prior to January 1, 1976.

               SECTION 6.2  LOSS OF CREDITED SERVICE.


                           (a)      BREAK IN SERVICE.  On and after January 1,
1976, a Covered Employee shall be deemed to have a "Break in Service" in the later of the computation year in which:

                                    (1)     He has 500 or less Hours of Service
               (without regard to whether such service is as an "Employee") with the Association or a Related or Predecessor Company or,

                                    (2)     The computation year of his
               termination of employment with the Association and all Related Companies.

                           (b)      LEAVE OF ABSENCE.  A Covered Employee who
is on an Association approved, non-compensated leave of absence which is in accordance with the published rules and regulations of the Association governing leaves of absence or layoffs, and is not accruing Hour(s) of Service in accordance with Section 1.22, shall not lose his accrued Years of Service or Credited Service for purposes of the Plan, but he shall accrue no additional service while on such leave of absence or layoff and if such Covered Employee does not return to work on the termination of such leave of absence or layoff, his status under the Plan shall be determined in accordance with Section 6.2(a).

                           (c)      TRANSFERS.  If a Covered Employee is
transferred to employment not covered by the Plan, he shall thereupon cease to be an active Covered Employee hereunder, and upon his subsequent retirement or termination of employment with the Association and all Related Companies shall receive a benefit determined in accordance with the provisions of Article IV or
Article V based on his Accrued Benefit as of his date of transfer with Years of Service for the Association or a Related Company after his transfer date recognized as service for purposes of determining his eligibility for a benefit.

                                    If such transferred employee again becomes
a Covered Employee hereunder without previously terminating his employment relationship with the Association or a Related Company, he shall thereupon become an active Covered Employee hereunder and accrue additional benefit rights hereunder in accordance with the terms hereof.

               SECTION 6.3  REHIRES.


                           (a)      REHIRE OF A NON-VESTED EMPLOYEE.  If a
Covered Employee has a Break in Service prior to retirement, and is not vested in any portion of Association provided Accrued Benefits, and is subsequently rehired by the Association, his Years of Service and Credited Service will be based on:

                                    (1)     His Credited Service and Years of
               Service subsequent to his last date of coverage under the Plan if the number of his successive 1-year Breaks in Service equals or exceeds the greater of 5 (1, if such Employee does not have at least 1 Hour of Service after December 31, 1984), or his aggregate number of Years of Service prior to such Break in Service.

                                    (2)     His Credited Service and Years of
               Service as of his prior date of termination of employment plus his Credited Service and Years of Service subsequent to his date of rehire with the Association if the number of successive 1-year Breaks in Service is less than the greater of 5 (1, if such Employee does not have at least 1 Hour of Service after December 31, 1984) or his aggregate number of Years of Service at his date of rehire.


For purposes hereof, if any Years of Service are not required to be taken into account by reason of a period of Breaks in Service to which the preceding sentence applies, such Years of Service shall not be taken into account in applying such sentence to a subsequent period of Breaks in Service.

                           (b)      REHIRE OF A VESTED EMPLOYEE.  A Covered
Employee who has a Break in Service prior to retirement and is vested in any portion of Association provided Accrued Benefits, and is subsequently rehired by the Association as an Employee prior to reaching his Normal Retirement Date, will immediately again become a Covered Employee under the Plan, at which time he shall lose all rights to his Accrued Benefit as of his prior date of termination of employment. On such Covered Employee's subsequent retirement or Break in Service his benefit will be based on his Credited Service as of his prior date of termination of employment plus his Credited Service subsequent to his date of rehire, but such benefit to be reduced by 0.5% of the total benefits paid to the Covered Employee during the period prior to his rehire, unless such Covered Employee received a lump sum payment under Section 11.6, in which event the provisions of such Section shall be applicable. Provision for a Vested Employee who is rehired after his Normal Retirement Date is set forth in Section 7.4(a) hereof.

               SECTION 6.4 REEMPLOYMENT AFTER RETIREMENT. A Retired Employee who is rehired by the Association shall have his Years of Service and Credited Service treated in the manner set forth in Section 7.4.

                                  ARTICLE VII
                                  -----------
                          RETIREMENT BENEFIT PAYMENTS
                          ---------------------------

               SECTION 7.1 APPLICATION. In order to receive a retirement benefit, a Covered Employee shall make written application to the Committee for such benefit, on a form prescribed by the Committee, not more than 90 days preceding his date of retirement. In the case of a Vested Employee, such application shall be made not more than 90 days preceding his 55th birthday.

               SECTION 7.2 APPEAL TO PENSION COMMITTEE. A Covered Employee, Retired Employee, Spouse or beneficiary shall have a right to file a claim and to subsequently request a review of any claim denial pursuant to the Claims Procedure and Claims Review Procedure adopted by the Committee if such Covered Employee, Retired Employee, Spouse or beneficiary, feels that he is being denied any benefit or right provided hereunder. The Claims Procedure and Claims Review Procedure adopted by the Committee shall provide such Covered Employee, Retired Employee, Spouse or beneficiary, the opportunity to review pertinent documents relating to any denial, to submit issues and comments in person or in writing and, in the sole discretion of the Committee, to appear before the Committee to present his case.

               SECTION 7.3  COMMENCEMENT AND DURATION OF PAYMENTS.

                           (a)      Normal, Immediate Early Retirement and
Deferred Retirement Benefits shall be payable to a Covered Employee commencing on the date the Covered Employee becomes eligible for such benefits, but will not be payable until the Committee receives a proper application from the Covered Employee for such benefit and shall be payable on the first day of each month thereafter during the life of such Retired Employee, but in no event will a retirement benefit be payable after the date of the Retired Employee's death unless a Qualified Joint and Survivor

Annuity or a 100% Joint Annuitant Option is applicable in accordance with the provisions of Section 4.5.

                           (b)      Deferred Early Retirement Benefits shall be
payable to an eligible Covered Employee commencing as of the first day of the month after he attains the age of 65, but will not be payable until the Committee receives proper application for such benefit, and shall be payable on the first day of each month thereafter during the life of such Retired Employee, but in no event will a retirement benefit be payable after the date of the Retired Employee's death unless a Qualified Joint and Survivor Annuity or a 100% Joint Annuitant Option is applicable in accordance with the provisions of Section 4.5.

                           (c)      Total and Permanent Disability Retirement
Benefits shall be payable to an eligible Covered Employee commencing as of the first day of the month subsequent to the date he is deemed to be totally and permanently disabled by the Committee but will not be payable until the Committee receives proper application for such benefit. Such Disability Retirement Benefit shall be payable until the Retired Employee reaches age 65, or, if later, has received at least 5 years of Disability Benefits (but not later than the date the Employee attains age 70) and otherwise remains eligible for such Disability Retirement Benefit, at which time his benefit will be paid in accordance with Section 4.4(f).

                           (d)      Vested Retirement Benefits shall be
payable to an eligible Vested Employee commencing as of the first day of the month following the later of: (1) the date such Vested Employee attains age 55 or (2) the date proper application is received by the Committee, and such benefit shall be payable on the first day of each month thereafter during the life of such Vested Employee, but in no event will a retirement benefit be payable after the date of the Vested Employee's death unless a Qualified Joint and Survivor Annuity or a 100% Joint Annuitant Option is applicable in accordance with the provisions of Section 4.5.

                           (e)      The first monthly payment to a Covered
Employee's Spouse, who is covered by the Spouse's Benefit as set forth in
Section 5.2, shall commence on the first day of the month next following the date of the Covered Employee's death and shall be payable monthly thereafter until the date of death of such Spouse.

                           (f)      To the extent permitted by law, Normal or
Early Retirement Benefits shall not commence until the cessation of any weekly sickness or accident benefits payable to the Covered Employee under any plan to which the Association has contributed.

                           (g)      A Retired Employee or terminated Employee
who is eligible for a return of his Accumulated Contributions shall be paid such amount in a lump sum payment within 90 days of his retirement or termination of employment, unless the Employee elects, at least 60 days prior to his retirement or termination of employment, by written notice signed by such Employee on a form provided by and filed with the Committee, to receive his

Accumulated Contributions in a lump sum payment within the 30-day period commencing in the calendar year following the year of his retirement or termination of employment; provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect pursuant to a Qualified Election to receive a lump sum cash payment, the Actuarial Equivalent of such lump sum cash payment shall be paid to such Employee and his Spouse, if any, in the Normal Form, or in such other optional form of benefit as the Employee shall have elected under Section 4.5, pursuant to a Qualified Election with respect to the other retirement benefits payable to him. Any election or failure to elect a lump sum payment shall be irrevocable upon benefit commencement in accordance with Section 4.5.

               SECTION 7.4  EMPLOYMENT AFTER RETIREMENT OR TERMINATION.


                           (a)      A Retired Employee or Vested Employee who
is receiving a retirement benefit under the Plan and is subsequently rehired by the Association at or after age 65 shall continue to receive during such reemployment, any monthly retirement benefits to which the Retired Employee or Vested Employee might otherwise be entitled. Prior to January 1, 1988, the Retired Employee or Vested Employee shall not accrue any additional Years of Service or Credited Service as a result of such employment and the monthly retirement benefit of such Retired Employee or Vested Employee shall not be adjusted in any way with regard to such employment upon subsequent cessation of active service. On and after January 1, 1988, the Retired Employee or Vested Employee shall continue to accrue additional Years of Service or Credited Service as a result of such employment, and the monthly retirement benefit of such Retired Employee shall be subject to adjustment in the same manner as provided in Section 7.4(d). Provision for a Vested Employee who is rehired as an Employee prior to his Normal Retirement Date is made in Section 6.3(b) hereof.

                           (b)      If a Retired Employee who is receiving an
Early Retirement Benefit or a Vested Employee who is receiving a benefit on termination of employment under the Plan is rehired by the Association as an Employee (as defined in Section 1.17) prior to age 65, he shall cease to receive his retirement benefits under the Plan. On such Employee's subsequent retirement his benefit shall be computed on the basis of his Credited Service as of his prior date of retirement plus any Credited Service attributable to service with the Association subsequent to such reemployment, but such benefit to be reduced by 0.5% of the total benefits paid to the Covered Employee during his prior period of Early Retirement, except for benefit payments for Total and Permanent Disability Retirement. If a Retired Employee who is receiving an Early Retirement Benefit payment or if a Vested Employee who is receiving a termination of employment benefit under the Plan is rehired by the Association other than as an Employee (as defined in Section 1.17) prior to age 65, the Early Retirement Benefit or termination of employment benefit payments to such former Employee shall continue to be paid to such former Employee unless in any Plan Year the former Employee completes 1,000 or more Hours of Service. In any Plan Year in which such former Employee completes

1,000 Hours of Service, his benefit payments shall be suspended as of the commencement of the calendar month in such Plan Year which immediately follows his attainment of 1,000 Hours of Service.

                                    For purposes of determining a rehired
Employee's Final Average Monthly Earnings, the calendar months during which the Retired or Vested Employee was not compensated shall not constitute an interruption of the "consecutive 60 calendar months" referred to in Section
1.19 and if a rehired former Employee is not a Covered Employee his compensation after his rehire shall be disregarded in determining his Final Average Monthly Earnings.

                           (c)      Subject to Section 7.4(d), if an Employee
does not retire but instead continues in employment past his Normal Retirement Date, he shall not be considered to have taken Normal Retirement and Normal Retirement Benefit payments (other than a minimum pension benefit to which the Employee may be entitled under Section 8.2 hereof) to such Employee shall be suspended for any month during which the Employee completes 40 or more Hours of Service (or receives payment for Hours of Service on each of 8 or more days in the event that actual numbers of Hours of Service are not determined or used by the Plan for that Employee for any purpose). Such suspension of benefits shall occur only if the Committee shall have notified the Employee, by personal delivery or first class mail during the first calendar month in which the Plan withholds payment, that his benefits are suspended. Such notice shall include a description of the reasons why the payments are being suspended; a copy of this Section 7.4; a general description of these suspension of benefits provisions and the Plan's Claims and Claims Review Procedures or, if applicable, the Summary Plan Description, with a reference to the specific pages in which suspension of benefits provisions are discussed; a statement that applicable Department of Labor Regulations may be found in Section 2530.203-3 of the Code of Federal Regulations; a description of the manner in which the Committee will offset any suspendable amounts mistakenly paid, together with a specification of the periods of employment and suspendable amounts subject to offset, if any; and copies of all forms which must be filed by the Employee. The pension of such Employee shall commence or resume not later than the first day of the third month following the month in which the Employee ceases to be employed for 40 or more Hours of Service (or 8 or more days in the event that actual numbers of Hours of Service are not counted, if applicable), provided that the Employee shall have notified the Committee that he has ceased such employment. The Plan's Claims and Claims Review Procedure shall be used for all requests by an Employee for determinations of his status concerning suspension of benefits.

                                    Upon the Employee's initial retirement, if
he has continued in employment past his Normal Retirement Date, the pension payable to such Employee shall be calculated as set forth in Section 4.2 hereof. Provision for a Retired Employee on Disability Retirement is made in
Section 4.4.

                           (d)      Anything to the contrary herein
notwithstanding, on or after January 1, 1989, the payment of the benefit of any Employee who attains age 70-1/2 on or after January 1, 1988 which is suspended in accordance with the preceding paragraphs of Section 7.4(c) shall commence no later than April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2. Any such Employee, and any Retired Employee or Vested Employee who is rehired at or after his attainment of his Normal Retirement Date and whose benefit continues to be payable, as described in
Section 7.4(a), shall accrue additional Years of Service and Credited Service as a result of such employment and shall have his additional Monthly Compensation considered in determining his benefits. Any benefits which such Employee or Retired Employee or Vested Employee may accrue which are attributable to years of Benefit Service and Monthly Compensation earned after benefit payments commence or after the Retired Employee or Vested Employee is rehired shall be reduced (but not below the Employee's Normal Retirement benefit for the prior Plan Year) by the Actuarial Equivalent of the total benefit distributions made to the Employee by the close of the Plan Year within the meaning of Section 411(b) of the Code and Section 1.411(b)-2(b)(4)(ii) of Regulations thereunder. Distributions shall be disregarded to the extent the total amount of the distribution to the Employee by the close of the Plan Year exceeds the total amount of the distributions the Employee would have received by the close of the Plan Year if the distributions had been made in accordance with the Plan's Normal Form of benefit distribution. If by the close of the Plan Year, the Actuarial Equivalent of total Plan benefit distributions made to the Employee and taken into account hereunder is greater than the total benefit accruals required hereunder for the Plan Years in which such distributions were made, the Plan shall not accrue any benefit on behalf of the Employee for the Plan Year.

                           (e)      Anything in this Plan to the contrary
notwithstanding, if the Employee has received a lump sum payout of the Actuarial Equivalent value of his vested monthly pension benefit in accordance with Section 11.6, then his right, if any, to a further pension benefit upon rehire shall be determined in accordance with the provisions of Section 11.6(b).

               SECTION 7.5 EMPLOYEES NOT ACTIVELY AT WORK. The absence of a Covered Employee from active work at the time such Covered Employee would be eligible to retire under the Plan shall not preclude his retirement without return to active work.

               SECTION 7.6 NOTIFICATION OF ADDRESS. Each Covered Employee or other person entitled to a retirement benefit under the Plan shall file with the Committee from time to time, in writing, his post office address.

               SECTION 7.7 UNCLAIMED BENEFITS. If at, after, or during the time when a benefit hereunder is payable to any Covered Employee, Beneficiary or other distributee, the Committee or the Trustee shall mail by registered or certified mail to such Covered Employee, Beneficiary or other distributee at his last known address a written demand for his then address, and if such Covered Employee, Beneficiary or distributee shall fail to furnish the same to the Trustee within 4 years from the mailing of such demand, then such Covered Employee, Beneficiary or other distributee shall forfeit his right to such benefit. Such forfeited benefit shall be reinstated if a claim for the same is made by the Covered Employee, Beneficiary, or other distributee at any time thereafter.

               SECTION 7.8 QUALIFIED DOMESTIC RELATIONS ORDERS. If the Plan shall receive a domestic relations order, the following shall apply:

                           (a)      The Committee shall promptly notify the
Employee and any "Alternate Payee" (as hereinafter defined) of the Plan's receipt of such order, the provisions of this Section, and any other Plan procedures for determining the qualified status of such order under ERISA.

                           (b)      Within a reasonable time after receipt of
such order, the Committee shall request the Employee and each Alternate Payee to notify the Plan whether they consent to or contest the validity of such order under ERISA.

                           (c)      Thereafter, within a reasonable period of
time after such persons have had an opportunity to consent to or contest the domestic relations order, including indicating, where appropriate, the reasons for their position, the Committee shall make a determination of whether such order is a "Qualified

Domestic Relations Order" (as hereinafter defined) and notify the Employee and each Alternate Payee of such determination. In making such determination, the Committee may apply to a court of competent jurisdiction for its determination.

                           (d)      During any period in which the issue of
whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall segregate on its books in a separate account in the Plan or in an escrow account, the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. Thereafter, the following shall apply:

                                    (1)     If within 18 months, beginning with
               the date on which the first payment would be required to be made under the Qualified Domestic Relations Order, the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall pay the segregated amounts (plus any interest thereon, if applicable) to the person or persons entitled thereto.

                                    (2)     If within 18 months, beginning with
               the date on which the first payment would be required to be made under the Qualified Domestic Relations Order, it is determined that the order is not a Qualified Domestic Relations Order, or the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. If the determination is made after the close of the 18-month period that the order is a Qualified Domestic Relations Order, such order shall be applied prospectively only.


                           (e)      To the extent that the Plan and any
fiduciary under the Plan acts in accordance with the provisions of this

Section in treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order, or in taking action under subsection (d), the Plan's obligation to the Employee and to each of his Alternate Payees hereunder shall be discharged to the extent of any payment made pursuant hereto.

                           (f)      For purposes hereof, the following terms
have the following meanings:

                                    (1)     "Qualified Domestic Relations
               Order" means a domestic relations order that qualifies under
               Section 206(d) of ERISA.

                                    (2)     "Alternate Payee" means any spouse,
               former spouse, child or other dependent of an Employee who is recognized by a domestic relations order as having a right to receive all or a portion of the benefits payable under the Plan with respect to the Employee.


               SECTION 7.9 LIMITATIONS ON DISTRIBUTIONS. The following limitations on any distribution provisions of the Plan are effective for Plan Years beginning after December 31, 1984:

                           (a)      LIMITS ON SETTLEMENT OPTIONS.
Distributions, if not made in a lump sum, may only be made over:

                                    (1)     the life of the Employee;

                                    (2)     the life of the Employee and his
                designated beneficiary, in accordance with the terms of this Plan;

                                    (3)     a period certain not extending
                beyond the life expectancy of the Employee;

                                    (4)     a period certain not extending
               beyond the joint and last survivor expectancy of the Employee and a designated beneficiary; or

                                    (5)     any combination of the foregoing.

                           (b)      MINIMUM AMOUNTS TO BE DISTRIBUTED.  If the
Employee's entire interest is to be distributed in other than a lump sum or an annuity for the lifetime of the Employee or for the lifetime of the Employee and his designated beneficiary, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Employee's entire interest by the life expectancy of the Employee or joint and last survivor expectancy of the Employee and designated beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, an Employee's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a non-spouse beneficiary may not be recalculated. If the Employee's Spouse is not the designated beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is anticipated to be paid within the life expectancy of the Employee and the amounts payable after the Employee's death shall not at any time exceed the applicable percentage of the annuity payment for such period which would have been payable to the Employee using the Table set forth in Q&A A-6 of Section 1.401(a)(9)-2 of Regulations under the Code.

                           (c)      DISTRIBUTIONS TO 5% OWNERS PRIOR TO JANUARY
1, 1989 AND TO ALL EMPLOYEES THEREAFTER. The Accrued Benefit of a 5% owner prior to January 1, 1989, and thereafter of all Employees who attain age 70-1/2 after December 31, 1987, must be distributed or commence to be distributed, no later than the first day of April following the calendar year in which such individual attains age 70-1/2. For Plan Years prior to January 1, 1989, if an individual becomes a 5% owner after he attains age 70-1/2, the account balance and/or Accrued Benefit must be distributed, or commence to be distributed, no later than the first day of April following the calendar year in which such individual becomes a 5% owner. An Employee is treated as a 5% owner for purposes of this Section if such Employee is a 5% owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year. Once distributions have begun to a 5% owner under this Section, they shall continue to be distributed, even if the Employee ceases to be a 5% owner in a subsequent year.

                           (d)      DISTRIBUTIONS TO NON-5% OWNERS PRIOR TO
JANUARY 1, 1989. Distribution to an Employee other than a person who becomes a 5% owner on or before December 31, 1987, must commence no later than the first day of April following the calendar year in which the later of termination of employment or age 70-1/2 occurs except that as of April 1, 1989, distribution to such an Employee must commence no later than the first day of April following the calendar year in which the Employee attains age 70-1/2.

                           (e)      DEATH DISTRIBUTION PROVISIONS.  Upon the
death of an Employee, the following distribution limitations shall take effect:

                                    (1)     If the Employee dies after
               distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Employee's death.

                                    (2)     If the Employee dies before
               distribution of his or her interest begins, distribution of the Employee's entire interest shall be completed by December 31 of the calendar year containing the 5th anniversary of the Employee's death, except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                                        (A)      if any portion of the
                           Employee's interest is payable to (or for the benefit of) a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary on or before December 31 of the calendar year immediately following the calendar year of the Employee's death; or

                                        (B)      if the designated beneficiary
                           is the Employee's surviving Spouse, the date distributions are required to begin in accordance with (A) above shall not be earlier than the later of:

                                        (i)     December 31 of the calendar
                                    year immediately following the calendar
                                    year in which the Employee died, or

                                        (ii)    December 31 of the calendar
                                    year in which the Employee would have
                                    attained age 70-1/2.

                                        If the Employee has not made an
                           election pursuant to this paragraph (e) by the time of his or her death, the Employee's designated beneficiary must elect the method of distribution no later than the earlier of

                                        (i)     December 31 of the calendar
                                    year in which distributions would be
                                    required to begin under this Section, or

                                        (ii)    December 31 of the calendar
                                    year which contains the 5th anniversary of the date of death of the Employee.

                                        If the Employee has no designated
                           beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Employee's entire interest must be completed by December 31 of the calendar year containing the 5th anniversary of the Employee's death.

                                        For purposes of subsection (e), if the
                           surviving spouse dies after the Employee, but before payments to such spouse begin, the provisions of subsection (e), with the exception of subsection (B) therein, shall be applied as if the surviving spouse were the Employee.

                                    (3)     For purposes of (2) above, payments
               will be calculated by use of the return multiples specified in
               Section 1.72-9 of the Income Tax Regulations. Life expectancy of a surviving Spouse may be recalculated annually. However, in the case of any other designated beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

                                    (4)     For purposes of (1), (2), and (3)
               above, any amount paid to a child of the Employee will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.


                           (f)      TRANSITIONAL RULE.  The limitations
contained in this Section shall not apply to any designation of a method of distribution made in writing by an Employee prior to January 1, 1984, if:

                                    (1)     The distribution by the trust is
               one which would not have disqualified such trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

                                    (2)     The distribution is in accordance
               with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee;

                                    (3)     Such designation was in writing,
               was signed by the Employee or the beneficiary, and was made before January 1, 1984;

                                    (4)     The Employee had accrued a benefit
               under the Plan as of December 31, 1983; and

                                    (5)     The method of distribution
               designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

                                    (6)     If a designation is revoked, any
               subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute, by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required to have been distributed to satisfy
               Section 401(a)(9) of the Code and the regulations thereunder, but for the election made prior to January 1, 1984. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from 1 plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the Income Tax Regulations shall apply.


                           (g)      BENEFIT COMMENCEMENT.  The payment of
benefits to the Employee shall begin not later than the 60th day after the latest of the close of the Plan Year in which he attains Normal Retirement Age, the 10th anniversary of his participation in the Plan occurs, or he terminates his service with the Association and any Related Company, unless such Employee otherwise elects in a writing submitted to the Committee describing his benefit and the later date on which he elects that it shall commence. In no event may he exercise any election which will cause benefits payable with respect to the Employee in the event of his death to be more than "incidental" within the meaning of Regulation Section 1.401-1(b)(1)(i).

               7.10        ELIGIBLE ROLLOVER DISTRIBUTIONS.


                           (a)      This Section 7.10 applies to distributions
made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this
Section 7.10, a Distributee may elect, at the time and in the manner prescribed by the Pension Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.
                           (b)      An "Eligible Rollover Distribution" is any
distribution of all or any portion of the accrued benefit to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is 1 of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more, any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (c)      An "Eligible Retirement Plan" is an
individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (d)      A "Distributee" includes an Employee or
former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in
Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

                           (e)     A "Direct Rollover" is a payment by the
Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VIII
                                  ------------
                              TOP HEAVY PROVISIONS
                              --------------------

               If in any Plan Year commencing on or after January 1, 1984, the Plan is determined to be a Top Heavy Plan, the following provisions shall become effective for such Plan Year and shall supersede any other provisions of the Plan which otherwise would apply for that Plan Year.

               SECTION 8.1 MINIMUM VESTING. If in any Plan Year the Plan is determined to be a Top Heavy Plan, then notwithstanding the provisions of
Section 5.1 of the Plan, any Covered Employee who has an Hour of Service during any Plan Year when the Plan is a Top Heavy Plan shall have a nonforfeitable right to a percentage of his Accrued Benefit derived from Employer contributions determined by multiplying the monthly amount of Termination of Employment benefits the Employee is entitled to receive under Section 5.1 of this Plan or, if greater, under Section 8.2, by the greater of the percentages in Section 5.1 or the following percentages:

               Years of Service             Nonforfeitable Percentage
               ----------------             -------------------------

               Less than 2                              0%
               2 but less than 3                       20%
               3 but less than 4                       40%
               4 but less than 5                       60%
               5 but less than 6                       80%
               6 or more                              100%


                           If the Plan subsequently ceases to be a Top Heavy
Plan, the vesting schedule hereinabove set forth in this Section 8.1, shall continue to apply in determining the Termination of

Employment benefit of any Employee who had at least 5 (3 for any Employee with at least 1 Hour of Service on or after January 1, 1989) Years of Service as of the end of the last Plan Year in which the Plan was a Top Heavy Plan. For all other Employees, the requirements set forth in Section 5.1 of the Plan for eligibility for Termination of Employment benefits shall be applicable after the end of said Plan Year in determining the nonforfeitable percentage of such Employee's accrued benefit, except that in no event shall the Employee's nonforfeitable percentage of his accrued benefit (determined as of the date the Plan ceases to be a Top Heavy Plan) be less than such nonforfeitable percentage computed under the Plan without regard to such change from Top Heavy Plan status.

               SECTION 8.2 MINIMUM BENEFIT. If in any Plan Year the Plan is determined to be a Top Heavy Plan, then notwithstanding the provisions of
Section 4.2, the minimum monthly amount of any pension payable in accordance with Article IV to any Employee participating in the Plan, payable monthly in the form of a Single Life Annuity beginning at the Employee's Normal Retirement Age, shall be equal to the product of (a) 2% of such Employee's Final Average Monthly Earnings, multiplied by (b) each of his first 10 years of Minimum Benefit Service; provided, however, that for purposes of calculating Final Average Monthly Earnings for this Section 8.2, the following years shall be excluded: (a) Plan Years not included in a Year of Service; and (b) Plan Years which begin after the close of the last Plan Year in which the Plan Year was a Top Heavy Plan. In the event the Employee elects Immediate

Early Retirement benefits as provided in Section 4.3, or immediate Deferred Vested Pension benefits within the meaning of Section 5.1, or if the Employee elects the 100% Joint Annuitant Option or is deemed to elect Qualified Joint and Survivor Annuity benefits, as provided in Section 4.5 of the Plan, the actuarial adjustments to his Single Life Annuity form of benefit payable at Normal Retirement Age, as provided in such Sections, shall be applicable.

                           Anything to the contrary in this Plan
notwithstanding, if at any time when the Plan is a Top Heavy Plan, the Association also maintains a Top Heavy defined contribution plan, then for Non-Key Employees participating in both this plan and the defined contribution plan, the defined benefit minimum provided under this Section 8.2 shall be offset by any benefit provided by the defined contribution plan.

               SECTION 8.3 IMPACT UPON MAXIMUM BENEFITS. For any Plan Year in which the Plan is a Top Heavy Plan, Section 4.2(a) shall be read by substituting "1.0" for "1.25" wherever it appears therein.

               SECTION 8.4  TOP HEAVY PLAN DEFINED.

                           (a)      The Plan shall be deemed to be a "Top Heavy
Plan" based upon the following:

                                    (1)     GENERAL.  This Plan shall be deemed
               to be a Top Heavy Plan with respect to any Plan Year, if as of the Determination Date (as defined in subsection (3)(d) hereof),
               (A) the Plan is not required to be included in an Aggregation Group with other plans and the present value of the cumulative accrued benefits under the Plan when considered by itself for Key Employees exceeds 60% of the present value of the accrued benefits under the Plan for all Employees and the Plan is not included in a permissive Aggregation Group that is not a Top Heavy Group (as defined in subsection (2)(A) below), and such group, together with any permissible Aggregation Plans is a Top Heavy Group (as defined in subsection (2)(B) below).

                                    (2)     AGGREGATION.  For purposes of this
               Section 5:

                                           (A)      Aggregation Group.

                                        (i)     REQUIRED
                                    AGGREGATION. The term "Aggregation Group" means:

                                                   (I)       Each plan
                                            (including plans terminated within
                                            the 5-year period ending on the
                                            Determination Date) of the
                                            Association in which a Key
                                            Employee is a participant, and

                                                   (II)     Each other plan of
                                            the Association which enables any
                                            plan described in (I) to meet the
                                            requirements of Section 401(a)(4)
                                            or 410 of the Code.

                                        (ii)    PERMISSIBLE AGGREGATION.  The
                                    Association may treat any plan not required to be included in an Aggregation Group under subsection (i) as being part of such group, if such group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                                           (B)      TOP HEAVY GROUP.  The term
                             "Top Heavy Group" means any Aggregation Group if:

                                        (i)     The sum (as of the
                                    Determination Date) of:

                                                   (I)      The present value
                                            of the cumulative accrued benefits
                                            for Key Employees under all
                                            defined benefit plans included in
                                            such group, and

                                                   (II)     The aggregate of
                                            the accounts of Key Employees
                                            under all defined contribution
                                            plans included in such group,

                                      (ii)    Exceeds 60% of a similar sum
                                    determined for all Employees.

                                    (3)     Special Rules.
                                            --------------

                                        (A)      DISTRIBUTIONS DURING LAST 5
                           YEARS. For purposes of this Section 8.4, in determining the present value of the cumulative aggregate benefit for any Employee, or the amount of any account of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the 5-year period ending on the Determination Date.

                                        (B)      ROLLOVER CONTRIBUTIONS.
                           Except to the extent provided in Regulations issued pursuant to Code Section 416, any rollover contributions (or similar transfer) initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top Heavy Plan (or whether any Aggregation Group which includes such plan is a Top Heavy Group).

                                        (C)      EMPLOYEES WHO DO NOT PERFORM
                           AN HOUR OF SERVICE FOR 5 YEARS. If an Employee has not performed an Hour of Service during the 5-year period ending on the Determination Date, any Accrued Benefit for such Employee and the account balance of such Employee shall not be taken into account.

                                        (D)      DETERMINATION DATE.  The
                           Determination Date is the last day of the preceding Plan Year, except that in the case of the first Plan Year of any plan, it shall be the last day of such Plan Year. If more than 1 plan is aggregated, the present value of accrued benefits shall be determined separately under each plan as of each plan's Determination Date and the plans shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

                                        (E)      DEFINED BENEFIT PLANS.  In
                           determining the present value of accrued benefits for all defined benefit plans, the accrued benefit for each current Employee shall be computed as if the Employee voluntarily terminated service as of the most recent Valuation Date which is within a

                           12-month period ending on the Determination Date. For purposes hereof:

                                        (i)     In the first Plan Year of any
                                    plan, the accrued benefit for a current
                                    participant shall be determined as if the participant terminated service as of the Determination Date (the last day of the Plan Year) and for any subsequent year the accrued benefit for such participant shall be determined as if the individual terminated service as of the most recent Valuation Date which is within a 12-month period ending on the Determination Date.

                                        (ii)     The Valuation Date shall be
                                    the same Valuation Date as used in
                                    computing plan costs for minimum funding requirements, regardless of whether a valuation is performed for the year.

                                        (iii)     The following assumptions
                                    shall apply:

                                                (I)     An interest rate
                                            assumption of 5%.

                                                (II)     A post-retirement
                                            mortality assumption based on the
                                            UP 1984 Mortality Table, without
                                            adjustment for sex.

                                                (III)     A pre-retirement
                                            mortality assumption based on the
                                            UP 1984 Mortality Table, without
                                            adjustment for sex.

                                                (IV)     A future increase in
                                            cost-of-living in the maximum
                                            dollar amount as permitted by
                                            Section 415 of the Code.

                                                (iv)     The present value
                                    shall be determined based upon a benefit payable commencing at Normal Retirement Age (or attained age, if later).

                                                 (v)     Subsidized Early
                                    Retirement benefits and subsidized
                                    benefit reductions shall not be taken
                                    into account unless they are non-
                                    proportional subsidies.

                                            (F)      DEFINED CONTRIBUTION
                            PLANS. In a defined contribution plan, the present value of accrued benefits as of the Determination
                                    Date for any individual is the sum of:

                                        (i)     The account balance of the
                                    individual as of the most recent Valuation
                                    Date occurring within a 12-month period
                                    ending on the Determination Date, and

                                       (ii)    An adjustment for contributions
                                    due as of the Determination Date.

                                        In the case of a plan not subject to
                           the minimum funding requirements of Section 412 of the Code, the adjustment in (ii) is generally the amount of any contributions actually made after the Valuation Date, but on or before the Determination Date; provided, however, that in the first Plan Year of the Plan, such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year. If the plan is subject to said minimum funding requirements, the account balance in (i) shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed, such as contributions waived in prior years and contributions not paid that result in a funding deficiency. In addition, an adjustment shall be made to (ii) to reflect the amount of any contribution actually made (or due to be made) after the Valuation Date, but before the expiration of the extended payment period permitted by Code Section 412(c)(10). For purposes of this paragraph (F) the "Valuation Date" shall be (i) the same Valuation Date as used in computing plan costs for minimum funding purposes, if the plan is subject to said minimum funding requirements, or (ii) if the plan is not subject to minimum funding requirements, the date established by the plan for valuing and adjusting all account balances.

                                        (G)      COVERED EMPLOYEE WHO CEASE TO
                           BE KEY EMPLOYEES. If any Covered Employee is a Non-Key Employee with respect to any plan for any Plan Year, but he was a Key Employee with respect to such plan for any prior Plan Year, any Accrued Benefit for such Covered Employee and the account of such Covered Employee shall not be taken into account.

                                        (H)      ACCRUALS.  Solely for the
                           purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top Heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Association and all Related Companies, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.


                                   ARTICLE IX
                                   ----------
                                   FINANCING
                                   ---------

               SECTION 9.1 FUND. The Association shall execute a trust agreement with a Trustee selected by the Board of Directors of the Association to manage and operate the Fund, and to receive, hold and disburse such contributions, interest and other income as may be necessary to pay the retirement benefits under this Plan.

                           The Committee will inform the Trustee of the annual
estimates of the future benefits to be paid from the Fund with such other information as is deemed necessary for the Trustee to be able to coordinate investment policy with Plan needs.

               SECTION 9.2 ASSOCIATION CONTRIBUTIONS. The Association intends that this shall be a permanent Plan for the exclusive benefit of its Employees and their beneficiaries and intends to make such annual contributions to the Fund in an amount not less than the minimum requirements as set forth in the Funding Standard Account set forth in the actuary's valuation report for the applicable period of time.

                           The Plan Trustee shall pay out of the Fund all taxes
which may be levied or assessed upon or in respect to such Fund, or any money, property or securities forming a part thereof, and all expenses of administration. Reasonable counsel fees, fees of an actuary, and premiums required by the Pension Benefit Guaranty Corporation in, or in connection with, the administration of the Fund may also be paid out of the Fund. The Association may, at its option, at any time, and from time to time, reimburse the Fund for any such fees, expenses and other charges, but shall be under no obligation to do so.

               SECTION 9.3 EMPLOYEE CONTRIBUTIONS. No contributions by Employees will be made under the Plan after December 31, 1975.

               SECTION 9.4 IRREVOCABILITY. The Association shall have no right, title or interest in the contributions made by it to the Fund and no part of the Fund shall revert to the Association; provided, however, if the Plan is amended and such amendment is not approved by the Internal Revenue Service, the contributions made by the Association to fund the additional benefits provided by the amendment shall be returned to the Association within 1 year of the date of denial of qualification of the amendment.

                                   ARTICLE X
                                   ---------
                                 ADMINISTRATION
                                 --------------

               SECTION 10.1 RESPONSIBILITY FOR ADMINISTRATION. The Association shall be the Plan Administrator for purposes of the Employee Retirement Income Security Act of 1974, but the general administration of the Plan and the responsibility for carrying out the provisions thereof shall be vested in a Pension Committee of no less than 3 members who shall be the named fiduciaries for the purpose of Plan administration under ERISA. The Board of Directors of the Association shall from time to time designate the members of the Committee. The Committee shall appoint its own Chairman and Secretary, and shall act by a majority of its members, with or without a meeting. The Secretary or an Assistant Secretary of the Association shall from time to time notify the Trustee of the appointment of members of the Committee and alternates and of the appointment of the Chairman and Secretary of the Committee, upon which notice the Trustee shall be entitled to rely.

                           The Committee shall have full power and authority to
administer the Plan and to interpret its provisions.

               SECTION 10.2 FUNCTION OF THE COMMITTEE. It shall be the function of the Committee to administer the Plan, exclusive of those functions assigned to the Trustee, but it may allocate and delegate its responsibilities to others where deemed appropriate for the effective administration of the Plan. The Committee shall, among other things, have the following rights and powers:

                           (a)      To adopt and prescribe regulations and
procedures to be followed by a Covered Employee in filing applications for benefits and for the furnishing and verification of evidence and proofs necessary to establish a Covered Employee's (joint annuitant, beneficiary) rights to benefits under the Plan.

                           (b)      To develop procedures for the establishment
and maintenance of records of Years of Service, Credited Service, earnings and such other information as may be necessary to determine a Covered Employee's benefit under the Plan.

                           (c)      To make findings of facts and
determinations as to the rights of any Covered Employee applying for Retirement Benefits and to afford any such Covered Employee dissatisfied with any such findings or determination, the right to a hearing thereon.

                           (d)      To obtain from the Association, the Trustee
and from the Covered Employee, such information as shall be necessary for the proper administration of the Plan.

                           (e)      To establish appropriate procedures for
authorizing the Trustee to make benefit payments from the Fund to persons entitled to benefits under the Plan.

                           (f)      To interpret the Plan and to decide finally
and conclusively any questions that may arise in connection with the Plan.

                           (g)      To consult with the Trustee on investment
policy objectives as related to Plan needs.

                           (h)      To provide Covered Employees, Retired
Employees, Vested Employees, beneficiaries, the Secretary of Labor, the Secretary of Treasury and the Pension Benefit Guaranty Corporation with such information as is required to be furnished by the Employee Retirement Income Security Act of 1974, with the Chairman of the Committee authorized to sign any forms on behalf of the Plan Administrator.

                            (i)      The Committee shall designate an agent
for service of any legal process with respect to the Plan.

               SECTION 10.3 LIMITATION OF LIABILITY. The Committee, the Board of Directors of the Association and its officers shall be entitled to rely upon all tables, valuations, certificates and reports furnished by any actuary, accountant, or the Trustee and upon the opinions given by any legal counsel, in each case selected by the Association.

                                   ARTICLE XI
                                   ----------
                            MISCELLANEOUS PROVISIONS
                            ------------------------

               SECTION 11.1 RIGHT OF ASSOCIATION. The right of the Association to employ, discipline or discharge Employees shall not be affected by reason of any of the provisions of the Plan.

               SECTION 11.2 FACILITY OF PAYMENT. In the event that it shall be found that any Retired Employee to whom a retirement benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother or sister or other person deemed by the Committee to have incurred expense for such Retired Employee. Any such payment shall be a payment for the account of the Retired Employee and shall be a complete discharge of any liability of the Plan therefor. No heir or personal representative of a deceased Employee shall have any claim to a retirement benefit payable to such Employee except such as is payable under the terms of the Plan.

               SECTION 11.3 NON-ALIENATION OF BENEFITS. The Fund shall not in any manner be liable for or subject to the debts or liabilities of any Covered Employee, Vested Employee or Retired Employee. No right or benefit under the Plan shall be subject at any time or in any manner to sale, alienation, transfer, assignment, pledge or encumbrance of any kind, including a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. If under any such order payments are required to be made to an alternate payee within the meaning of
Section 206(d)(3)(D) of ERISA, for purposes of determining present values, the Plan shall make determinations on an Actuarially Equivalent basis.

               SECTION 11.4 EVIDENCE OF SURVIVAL. The Committee shall have the right to require satisfactory evidence that a Retired Employee or beneficiary is living on each and every date when a retirement benefit is due such Retired Employee or beneficiary. In the absence of such evidence when required by the Committee, the benefits otherwise due shall not be paid until such evidence shall have been received.





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
               SECTION 11.5 BENEFICIARY. Except as otherwise provided in the Plan, each Covered Employee shall designate a beneficiary in accordance with the Plan to whom any death benefits payable under the Plan on behalf of such Covered Employee shall be paid. Such designation shall become effective only when it is filed with the Committee in writing on a form prescribed by the Committee, and if any person other than the Employee's Spouse is designated shall only be effective if made pursuant to a Qualified Election under Section
4.5 hereof.

                           Except as otherwise provided in the Plan, if a
Covered Employee dies without a surviving Spouse and has failed to effectively designate a beneficiary or if the beneficiary predeceases the Covered Employee or dies before receiving all the death benefits payable to said beneficiary, then payment of sums due under the Plan shall be made to the deceased Covered Employee's estate. The Committee's decision shall be final and binding on all persons in interest hereunder and payment of the deceased Employee's death benefit in the manner so provided shall constitute a full discharge of the liability of the Fund to the extent of such payment.

               SECTION 11.6  MODIFICATION IN MODE OF PAYMENT.

                           (a)      If the lump sum Actuarial Equivalent value
of any monthly pension benefit payable to a retired or separated Employee is not more than and at the time of any prior distribution did not exceed $3,500 (or any lesser amount as may, by Regulations of the Secretary of the Treasury, be established as





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
the maximum amount that may be paid to the Employee without the Employee's consent), the Committee shall direct the Trustee to distribute the Actuarial Equivalent of the Employee's pension benefit to the Employee forthwith in a lump sum. Anything herein to the contrary notwithstanding, each Participant entitled to a benefit that has a lump sum Actuarial Equivalent value in excess of $3,500, who has terminated employment prior to September 1, 1995 (including a Participant who is not actively employed by the Association due to a disability incurred on or after January 1, 1994), and whose benefit is not in pay status as of that date, each surviving Spouse of a Participant who as of August 31, 1995, is entitled to a Death Benefit which is not in pay status as of that date, and each Alternate Payee who as of August 31, 1995, is entitled to a portion of the Accrued Benefit of a Participant, and whose benefit is not in pay status as of that date, may elect in writing on or after September 1, 1995, and prior to November 15, 1995, to receive either a lump sum distribution of his pension benefits or to commence immediate payment of his benefits in any Actuarially Equivalent form of payment otherwise available to such person under the Plan. In such event, the Committee shall either direct the Trustee or Insurance Company to distribute the Actuarially Equivalent value of such person's pension benefit to the Participant, Spouse or Alternate Payee, as applicable, forthwith in a lump sum or to forthwith commence payment of his benefits in the form elected by the Participant, Spouse or Alternate Payee, as applicable; otherwise, the Committee will make distribution of the pension of such Participant, Spouse or Alternate Payee, as applicable, in accordance with the remaining terms of this Plan. Any distribution to a Participant in excess of $3,500 in a form other than a Qualified Joint and Survivor Annuity shall be subject to the consent of the Participant's Spouse, if he is then married, by a Qualified Election which waives the right to an immediate Actuarially Equivalent Qualified Joint and Survivor Annuity. For purposes hereof:

               (1) The Actuarially Equivalent present value of a lump sum payment shall be calculated as follows:


                                    (A)     prior to August 1, 1995, by using
                           such actuarial tables and interest rate assumptions adopted from time to time by the Pension Benefit Guaranty Corporation (for valuation of single employer pension plans not receiving a PBGC Notice of Sufficiency) as in effect as of the beginning of the Plan Year when the payment is to be made to determine the Actuarially Equivalent lump sum value of an Employee's benefits; provided, however, that in no event shall any Employee receive a lesser lump sum payment than the lump sum value of the benefit the Employee accrued as of December 31, 1989 when computed based on the said Actuarial Equivalencies of the PBGC as in effect 30 days prior to the time that a payment is to be made; and

                                    (B)     on and after August 1, 1995, the
                           lump sum Actuarial Equivalent Value for any Plan Year shall be calculated based on the following:

                                        (i)      the table prescribed by the
                                    Secretary of Treasury pursuant to Section
                                    415(b)(2)(E)(v) of the Code (the
                                    "Applicable Mortality Table"); and

                                        (ii)     the annual rate of interest on
                                    30-year Treasury securities for November of the Plan Year preceding the date of the distribution (the "Applicable Interest Rate").

               (2) The Actuarial Equivalent form of payment of a person under age 55 who requests immediate commencement of his benefits prior to attaining age 55 in a form other than a lump sum shall be determined based on an actuarial reduction from the amount of the benefit of such person payable in the form he elected at age 55 as otherwise determined under the terms of the Plan (Section 4.3 or 18.1, as applicable), such reduction to be computed on the basis of the 1984 Unisex Pension Mortality Table, without adjustment for sex, and at an interest rate of 7% per annum for all benefits accrued under this Plan, other than benefits payable under Section 18.1, and at an interest rate of 8% for benefits accrued under the Bay Plan and payable pursuant to
                           Section 18.1.

If the present value of an Employee's vested Accrued Benefit is zero, the Employee shall be deemed to have received a distribution of such vested Accrued Benefit, without any action of the Board, immediately upon termination of employment. Former Employees who are eligible for a Deferred Vested Pension pursuant to the Plan who have not begun receiving a payment of the benefit before January 1, 1990 and which benefit has a value that is not more than and at the time of any prior distribution did not exceed $3,500, determined as described in this Section 11.6, shall receive the benefit in a lump sum as soon as practicable after January 1, 1990.

                           (b)      If an Employee who has received a lump sum
payment in accordance with the provisions of the preceding paragraph is subsequently rehired, he shall be eligible for a further pension benefit upon subsequent retirement, calculated as if the pensioner were then first retired, and based upon his Credited Service and Final Average Monthly Earnings as determined under Articles I and VI hereof, except that any such monthly pension benefit due upon subsequent retirement shall be reduced by the original monthly benefit amount upon which the Actuarially Equivalent lump sum payment was calculated, unless the Participant repays, before he incurs 5 consecutive 1-year Breaks in Service following the date of distribution, the amount distributed to him together with 5% interest compounded annually on the full amount of the distribution to him computed from the date of distribution to him to the date of repayment.

                                  ARTICLE XII
                                  -----------
                                   AMENDMENT
                                   ---------

               SECTION 12.1 RIGHT TO AMEND. The Association acting through its Board of Directors, reserves and shall have the right at any time and from time to time to terminate, modify or amend in whole or in part any or all of the provisions of the Plan; provided, however, that except as may be required by the regulatory provisions of ERISA for the purpose of meeting the conditions for qualification, no modification or amendment of any of the provisions of the Plan or its operation may be made if, by reason of such modification or amendment, any Covered Employee,

 Vested Employee, Retired Employee or beneficiary would be deprived without his consent of the benefits then accrued with respect to him to which, apart from such modification or amendment, he would be entitled to under the Plan. Except to the extent permitted by applicable law, effective for amendments made after July 30, 1984, no amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing an Employee's accrued benefit (except to the extent permitted under Section 412(c)(8) of the Code). For purposes of this paragraph, a Plan amendment which has the effect of (a) eliminating or reducing an Early Retirement Benefit or a retirement-type subsidy, or (b) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to an Employee who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. For purposes hereof, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing an Employee's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

                           Furthermore, no amendment to the Plan shall have the
effect of decreasing an Employee's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective. No amendment shall change the vesting schedule, unless each Employee with 3 or more Years of Service (5 or more Years of Service if the Employee does not complete at least 1 Hour of Service on or after January 1,
1989), is permitted to elect to have his vested percentage computed without regard to such amendment. The period during which the election may be made shall commence on the date the amendment is adopted and shall end as of the latest of:

                           (a)      60 days after the amendment is adopted;
                           (b)      60 days after the amendment becomes
effective; or
                           (c)      60 days after the Employee is issued a
written notice of the amendment by the Committee.

               SECTION 12.2 NON-DIVERSION OF ASSETS. None of the assets of the Fund shall by reason of any such modification or amendment be used for or diverted to any purpose other than for the exclusive benefit of the Covered Employees, Vested Employees, Retired Employees and their beneficiaries. No such modification or amendment shall be such as to cause the main purpose of the Plan to be other than the provision of retirement benefits.

                           No such amendment or modification shall operate to
recapture for the Association any contributions previously made by the Association to the Fund.

               SECTION 12.3 MERGER OF PLAN. If the Plan is amended to provide a merger or consolidation with, or the transfer of assets or liabilities to, another retirement plan which is qualified under the provisions of Section 401 of the Internal Revenue Code of 1954, as amended, each Covered Employee must be entitled to receive a benefit immediately after the merger, consolidation or transfer which is at least equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

                                  ARTICLE XIII
                                  ------------
                            TERMINATION OF THE PLAN
                            -----------------------

               SECTION 13.1  GENERAL.

                           (a)      Anything in this Plan to the contrary
notwithstanding, effective as of the "Cessation Date" as hereinafter defined, and provided that written notice is given to each Participant, each Beneficiary of a deceased Participant, each alternate payee and each employee organization that currently represents any group of Participants in the Plan, pursuant to Act Section 204(h) at least 15 days prior to the Cessation Date, (i) no further benefits shall accrue to any Participant under this Plan; (ii) no Participant shall earn any additional Years of Service or Credited Service or have any increase in his Final Average Monthly Earnings taken into account for purposes of determining his Accrued Benefit; (iii) no employee who is not a Participant in the Plan on the Cessation Date shall thereafter become a Participant; and (iv) each Participant who has an Accrued Benefit as of the Cessation Date shall be fully vested in his Accrued Benefit as of that date. For purposes hereof, the "Cessation Date" shall be the date established by resolution of the Pension Committee at least 15 days prior to the Cessation Date, which Cessation Date shall be as close to the Company Merger Effective Time as reasonably determinable by the Pension Committee.

       This Plan shall terminate effective 45 days after the Cessation Date (the "Termination Date"). The Committee shall:

                                    (1)     Provide each Participant, each
               Beneficiary of a deceased Participant, each alternate payee, and each employee organization that currently represents any group of Participants in the Plan, a written notice of intent to terminate the Plan, stating that such termination is intended and the proposed Termination Date, such notice to be provided not less than 60 days and not more than 90 days before the proposed Termination Date.

                                    (2)     Provide the Pension Benefit
               Guaranty Corporation ("PBGC") with the notice required by
               Section 4041(b)(2)(A) of ERISA not less than 120 days after the Termination Date.

                                    (3)     No later than the notice referred
               to in paragraph (2) is provided to the PBGC, provide each Participant and Beneficiary under the Plan a notice of such person's benefit liabilities and the information used in determining such benefit liabilities.

                                    (4)     In the absence of receipt of a
               timely notice of noncompliance from the PBGC under Section 4041(b)(2)(C) of ERISA and Regulations issued thereunder, commence final distribution of assets of the Plan in accordance with Section 4041(b)(3) and Section 4044 of ERISA and the provisions of this Section 13.1.

                                    (5)     Provide the PBGC a notice
               certifying final distribution of the assets of the Plan within 30 days of completion of such distribution.

Upon termination of the Plan, the interests of all affected Employees shall be fully vested and nonforfeitable (to the extent funded) and the amount of the Pension Fund assets held by the trustee or insurance company shall be allocated, subject to provision for expense of administration or liquidation and applicable law, for the following pension purposes and in the following manner and order to the extent of the sufficiency of such assets:

                                    (1)     First:  To provide retirement
               benefits to each Retired Employee and Vested Employee (beneficiary) equal to that portion of the Covered Employee's accrued benefit arising from such Covered Employee's Accumulated Contributions, less any retirement benefits he has received.

                                    (2)     Second:

                                        (A)      In the case of the benefit of
                           an Employee or Beneficiary which was in pay status as of the beginning of the 3-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the 5-year period ending on such date) under which such benefit would be the least. For purposes of this sub-subparagraph, the lowest benefit in pay status during a 3-year period shall be considered the benefit in pay status for such period.

                                        (B)      In the case of an Employee's
                           or Beneficiary's benefit (other than a benefit described in sub-subsection (1)(A) hereof), which would have been in pay status as of the beginning of such 3-year period if the Employee had retired prior to the beginning of the 3-year period and if his benefits had commenced (in the form of a Single Life Annuity under Section 4.5(b) of the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the 5-year period ending on such date) under which such benefit would be the least.

                                    (3)     Third, to all other benefits
              (if any) of individuals under the Plan guaranteed under ERISA

               (determined without regard to Section 4022(b)(5) of ERISA).

                                    (4)     Fourth, to all other nonforfeitable
               benefits under the Plan.

                                    (5)     Fifth, to all other benefits under
               the Plan.


                           (b)      For the purposes of Paragraph (a):

                                    (1)     The amount allocated under any
               subparagraph of paragraph (a) with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit under a prior subparagraph of paragraph
               (a).

                                    (2)     If the assets available for
               allocation under any subparagraph of paragraph (a) (other than subparagraph (4)) are insufficient to satisfy in full the benefits of all individuals which are described in that paragraph, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits described in that subparagraph.

                                    (3)     If there are assets available for
               allocation under subparagraph (4) of paragraph (a), but such assets are not sufficient to satisfy in full the benefits of such individuals described in that paragraph:

                                        (A)      Except as provided in
                           sub-subparagraph (B) below, the assets shall be allocated to the benefits of individuals described in such subparagraph (4) on the basis of the benefits of individuals which would have been described in such subparagraph (4) under the Plan as in effect at the beginning of the 5-year period ending on the date of Plan termination.

                                        (B)      If the assets available for
                           allocation under sub-subparagraph (A) are sufficient to satisfy in full the benefits described in such sub-subparagraph (without regard to this sub-subparagraph), then for purposes of sub-subparagraph (A), benefits of individuals described in such sub-subparagraph shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such 5-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of individuals described in sub-subparagraph (A) and any assets remaining to be allocated under such sub-subparagraph (A) shall be allocated under this sub-subparagraph (B) on the basis of the Plan as amended by the next succeeding Plan amendment effective during such period.


                           (c)      Anything herein to the contrary
notwithstanding, if, within 5 years after the date of the merger referred to in
Article XVII or within 5 years after the date of the merger referred to in
Article XVIII, the Association terminates the Plan in accordance with Section
12.1 above, or the Plan is partially terminated, then the allocation provisions of Section 13.1(a) and (b) shall be modified in the following manner:

                                    (1)     The Committee shall maintain data
               for at least 5 years after the merger referred to in Article XVIII, which data would be sufficient to create, at the time of such termination, the special schedule hereinafter described.

                                    (2)     In the event of such termination,
               Section 4044 of ERISA shall be applied to the Plan as merged pursuant to Article XVIII, through the priority categories fully satisfied by the assets of the lowest funded Plan immediately prior to the mergers.

                                    (3)     The assets in this Plan as merged
               shall then be allocated to the next priority category as a percentage of the value of benefits that would otherwise be allocated to that priority category. That percentage is the ratio of (A) the assets allocated to the first priority category not fully satisfied by the lowest funded Plan immediately prior to the merger to (B) the assets that would have been allocated had that priority category been fully satisfied.

                                    (4)     Next, a schedule of benefits shall
               be formed listing Participants and scheduled accrued benefits. The scheduled accrued benefits of a Participant are the excess of the benefits provided on a termination basis with respect to any Participant from the Plan immediately prior to the mergers, over the benefits provided on a termination basis in paragraphs
               (2) and (3) above immediately after the mergers. After allocating the assets in accordance with paragraph (3), the assets shall be allocated to the schedule of benefits, as follows:

                                        (A)      First, the assets shall be
                           allocated to the scheduled benefits to the extent that the Participant would have benefits provided in paragraph (5) below if there were no scheduled benefits.

                                        (B)      Then the assets shall be
                           allocated to the scheduled benefits to the extent that the Participant would have benefits provided pursuant to paragraph (6) below if there were no scheduled benefits.

                         These assets should be allocated first
               to those scheduled benefits that are in the highest priority category under Section 4044. In applying this paragraph (4), appropriate modification of the schedule of benefits shall be made to account for the fact that the Omni Plan merged with the Plan effective October 31, 1994 and that the Bay Plan merged with the Plan effective December 31, 1994. The modification shall consist of the creation of levels within this schedule of benefits which levels will be based upon the benefits provided on a termination basis from each of the Plans other than the lowest funded Plan. The schedule or schedules of benefits within the schedule of benefits created above by this Section 13.1(c)(4), shall be formulated upon the same standards as are set forth in this Section 13.1(c)(4) for creation of the first schedule of benefits. However, if the liabilities transferred from the Bay Plan or the Omni Plan are less than 3% of the assets of this Plan as of at least 1 day in this Plan's Plan Year ending December 31, 1994, a special schedule of benefits shall be created for the applicable Plan (consisting of all of the benefits that would be provided by the applicable Plan on a termination basis just prior to the merger), which schedule shall be payable in a priority category higher than the highest priority category in Section 4044 of ERISA. Assets will be allocated to that special schedule in accordance with the allocation of assets to scheduled benefits in this paragraph
               (4).

                                    (5)     The assets shall then be allocated
               to those benefits in the priority category described in paragraph (3) with respect to which assets were not allocated. This allocation is made to the extent that these benefits are not associated with benefits in the schedule.

                                    (6)     Finally, the assets shall be
               allocated in accordance with Section 4044 with respect to priority categories lower than the priority category described in paragraph (5). This allocation is made to the extent that these benefits are not associated with benefits in the schedule.

                                    (7)     For purposes of this Section
                                            13.1(c):

                                        (A)      The term "benefits on a
                           termination basis" means the benefits that would be provided exclusively by plan assets pursuant to
                           Section 4044 of ERISA and the regulations thereunder if the relevant plan terminated, on the basis of reasonable actuarial assumptions acceptable to the Pension Benefit Guaranty Corporation.

                                        (B)      The term "lowest funded plan"
                           means the plan which, immediately prior to the merger, would have its assets exhausted in a higher priority category than the other plans. Where all plans immediately prior to the mergers would have their assets exhausted in the same priority category of Section 4044 of ERISA in the event of termination, the lowest funded plan is the one in which the assets would satisfy the lowest proportion of the liability allocated to that priority category.

                                        (C)      The term "priority category"
                           means the category of benefits described in each paragraph of Section 4044(a) of ERISA. References to higher or highest priority categories refer to those priority categories which receive the first allocation of assets.

                           (d)      If after all liabilities of the Plan to
Employees, pensioners and their Beneficiaries have been satisfied, as hereinabove required, there are residual assets of the Plan, such assets shall be allocated as determined by the Pension Committee among those Participants in the Plan who are employed by the Association on the Cessation Date (other than those Participants who are not actively employed by the Association on that date due to a total and permanent disability as defined in Section 4.4(c) hereof), such allocation to be in the ratio that the Present Value of such Participant's Accrued Benefit (as hereinafter defined), bears to the aggregate Present Value of such Accrued Benefits of all such Participants. For purposes hereof:

                                    (1)     The Present Value of a
               Participant's Accrued Benefit shall be determined as of the Termination Date on the same basis as the lump sum value of a Participant's Accrued Benefit is determined under Section 13.1(e) hereof except that the Accrued Benefit shall be determined based on a Participant's Final Average Monthly Earnings not in excess of 1/12 of $150,000 and without regard to the provisions of Section 4.2(ii), and without regard to this
               Section 13.1(d).
                                    (2)     The benefit of any Participant
               shall not be increased under this Section 13.1(d) to the extent such increase would result in a failure to meet any requirement of Section 401(a)(4) or Section 415 of the Code. If any benefit is reduced by reason of Section 401(a)(4) or Section 415 of the Code, the amount of said reduction shall be allocated to the remaining Participants otherwise entitled to an allocation of the residual assets on the same basis as set forth above.

                                    (3)     Any amount an Employee may be
               eligible to receive as a return of Accumulated Contributions under Section 4.6 or 5.1 shall be disregarded.

                                    (4)     In determining the Accrued Benefit
               of any Participant, any amount transferred to this Plan from another Plan (including "Rollover Accounts"), and additions to a Participant's Accrued Benefit by reason of his service with an employer other than the Association and any Credited Service granted to any Participant under Articles XIV through XVIII based on the Participant's service prior to becoming a Participant in this Plan shall not be taken into account.

In implementing the foregoing allocation of residual assets, the proposed allocation shall be submitted to the Internal Revenue Service for a favorable determination letter and the Pension Committee shall have discretion to alter or amend the method of allocation to meet the nondiscrimination and other requirements of the Internal Revenue Service for the favorable letter.

                           (e)      The allocation referred to in this Section
13.1, shall be implemented through the purchase by the Trustee or Insurance Company of insurance company annuity contracts providing for payment of benefits in the form and manner otherwise provided for under this Plan or, to the extent provided in the following paragraph, by distribution of the lump sum Actuarial Equivalent value of the Participant's Accrued Benefit and any other amounts to which he may be entitled under this Plan. For purposes hereof,the Actuarial Equivalent lump sum value of any annuity shall be determined based on the following:

                                    (1)     the table prescribed by the
               Secretary of Treasury pursuant to Section 415(b)(2)(E)(v) of the Code (the "Applicable Mortality Table"); and

                                    (2)     the annual rate of interest on
               30-year Treasury securities for November of the Plan Year preceding the date of the distribution (the "Applicable Interest Rate");

provided, however, that in no event shall the lump sum Actuarial Equivalent value for an Omni Plan Participant, if any, be less than required under the Omni Plan.

                                    If the allocations produce a pension which
has a lump sum Actuarial Equivalent value that is $3,500 or less, the benefit (including any allocation of residual assets) of any person whose benefit is not in pay status shall be paid in a lump sum. If the allocations produce a pension for a person which has a lump sum Actuarial Equivalent value that is more than $3,500, any person whose benefit is not in pay status other than a person who was provided an option to elect a lump sum payment under Section 11.6, shall be provided a written notice and opportunity to elect, with the consent of his Spouse (if any) (other than the Spouse of an Alternate Payee) by a Qualified Election (consistent with Section 4.5(e)(1)), that the entire present value of his benefits (including any allocation of residual assets) shall be distributed to him in the form of a lump sum.

If any such person does not elect a lump sum, the entire value of his Accrued Benefit and any allocation of residual assets shall be paid in the form and manner otherwise provided by the Plan.

                                    The allocation shall be in accordance with
the Act and Code and regulations existing at the time of termination, or partial termination and upon such allocation all affected Participants, Spouses, Alternate Payees and Beneficiaries hereunder shall be fully vested in the amounts herein allocated; provided, however, that the formula provided by this Section 13.1 shall be deemed amended automatically and without further action of the Association, or the Committee, to comply with said Act and Code, and no Participant, Spouse, Alternate Payee or Beneficiary shall have any right against the Association, Committee, trustee, or insurance company for deviation from the allocation referred to above if the allocation complies with the Act and Code at the time of termination or partial termination.

               SECTION 13.2 PROVISIONS FOR HIGHLY COMPENSATED EMPLOYEES. In order to prevent any discrimination in favor of Highly Compensated Employees in the event of termination of the Plan, the allocation of contributions is subject to the following limitations:

                           (a)      Notwithstanding any provision of the Plan
to the contrary prior to January 1, 1991, the maximum amount of contributions by the Association which may be used to provide benefits for Employees whose anticipated annual retirement benefits exceed $1,500.00 and who are among the 25 highest paid Employees of the Association as of the Effective Date (including persons who do not become Employees at such time but who may later become Employees) shall, in the event that this Plan is terminated within 10 years after the Effective Date, or in the event that the benefits provided for such an Employee become payable within 10 years of the Effective Date, be limited to the largest of:

                                    (1)     $20,000.00;

                                    (2)     an amount equal to 20% of the first
               $50,000.00 of such Employee's annual compensation, multiplied by the number of years between the Effective Date and (A) the date of termination of the Plan, (B) the date benefits become payable if such date precedes termination of the Plan, or (C) the date of the failure to meet the current costs of the Plan, as appropriate; or

                                    (3)     for a "substantial owner" as
               defined in Section 4022(b)(5) of ERISA, a dollar amount which equals the present value of the benefit guaranteed for such Employee under said Section 4022, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with the regulations of the Pension Benefit Guaranty Corporation; or

                                    (4)     for an Employee who is not a
               substantial owner, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or on the date benefits commence, and determined in accordance with regulations of the PBGC), without regard to any other limitations in Section 4022 of ERISA.


However, if the full current costs of the Plan have not been met on the date described in (A) or (B) of paragraph (2) hereof, whichever is applicable, then the date of the failure to meet such full current costs shall be substituted for the date referred to in (A) or (B) of paragraph (2). For purposes of determining the contributions which may be used for the benefit of an Employee when (B) of paragraph (2) applies, the number of years taken into account may be recomputed for each year if the full current costs of the Plan are met for such year.

                                    For purposes hereof, the Association
contributions which, at a given time, may be used for the benefits of an Employee include any unallocated funds which would be used for his benefits if the Plan were then terminated or the Employee were then to withdraw from the Plan, as well as all contributions allocated up to that time exclusively for his benefits.

                                    The provisions hereof apply to a former or
retired Employee of the Association, as well as to an Employee still in the Association's service.

                                    The following terms are defined for
purposes hereof:

                                    (1)     The term "benefits" includes any
               periodic income, any withdrawal values payable to a living Employee, and the cost of any death benefits which may be payable after retirement on behalf of an Employee, but does not include the cost of any death benefits with respect to an Employee before retirement nor the amount of any death benefits actually payable after the death of an Employee whether such death occurs before or after retirement.

                                    (2)     The term "full current costs" means
               the normal cost, as defined in Regulation Section 1.404(a)-6, for all years since the Effective Date of the Plan, plus interest on any unfunded liability during such period.

                                    (3)     The term "annual compensation" of
               an Employee means either such Employee's average regular annual compensation, or such average compensation over the last 5 years, or such Employee's last annual compensation if such compensation is reasonably similar to his average regular compensation for the 5 preceding years.

                                    If the Plan is amended subsequent to the
Effective Date to increase substantially the extent of possible discrimination, then in the event of the subsequent termination of the Plan, the provisions of this section shall be applied to the Plan as so amended, as if the Effective Date defined above were the date of such subsequent amendment.

                  (b) Notwithstanding any provisions of the Plan to the contrary, on and after January 1, 1990:

                                    (1)     In the event of the termination of
               this Plan, the benefit of any Highly Compensated Employee (and any Highly Compensated Former Employee) is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

                                    (2)     The annual payments to a Restricted
               Employee shall be restricted to an amount equal to the payments that would be made on behalf of a Restricted Employee under a Single Life Annuity that is the Actuarial Equivalent of the sum of the Restricted Employee's Accrual Benefit and the Restricted Employee's other benefits under the Plan. The restrictions in this subsection (b)(2) do not apply, however, if:

                                        (A)      After payment to a Restricted
                           Employee of all benefits described in subsection
                           (b)(4), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7), or

                                        (B)      The value of the benefits
                           described in subsection (b)(4) for a Restricted Employee is less than 1% of the value of current liabilities.

                                    (3)     For purposes hereof, a "Restricted
               Employee" is any Highly Compensated Employee, as defined in Code
               Section 414(q) and any Highly Compensated Former Employee, as defined in Code Section 414(q)(9). In any 1 Plan Year, however, the total number of Restricted Employees is limited to the 25 Highly Compensated Employees and Highly Compensated Former Employees with the greatest Compensation.

                                    (4)     For purposes of this subsection
               (b)(4) of this Section 13.2, "benefit" includes loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

               SECTION 13.3 TERMINATION WITH RESPECT TO ONE EMPLOYER. If 1 Employer of the Association, as defined in Section 1.6, ceases to be a party to this Plan, the funds then in the hands of the Trustee which are allocable to such Employer, as determined by the actuary, shall be apportioned to the Covered Employees of such Employer in accordance with the provisions of this
Article XIII. In all other respects, this Plan with the remaining Employers shall continue in full force and effect.

                           Notwithstanding the above, a Covered Employee of the
terminating Employer who transfers his employment within 30 days to the remaining active Employers hereunder, shall remain an active Covered Employee under the Plan and he will receive no allocation in accordance with the above, and his service with such terminating Employer shall be recognized in the determination of his eligibility and amount of his retirement income payable under the Plan.

                                  ARTICLE XIV
                                  -----------

              EMPLOYEES TRANSFERRED FROM FIRST FEDERAL SAVINGS AND
              ----------------------------------------------------
              LOAN ASSOCIATION OF OWOSSO EMPLOYEES' PENSION TRUST
              ----------------------------------------------------

               SECTION 14.1 ELIGIBILITY OF EMPLOYEES. Anything to the contrary herein notwithstanding, an Employee whose employment was transferred from First Federal Savings and Loan Association of Owosso (hereinafter "Owosso") to the Association as a result of the merger effective May 1, 1976, shall automatically become a Covered Employee on the later of January 1, 1977, or the January 1 of the Plan Year that he completes the requirements of Section

2.2(a) or (b), of the Plan. Solely for purposes of determining the "Monthly Earnings" and "Final Average Monthly Earnings" of such Employees under Section
1.26 and 1.19 hereof, employment with Owosso shall be deemed employment with the Association.

               SECTION 14.2 PROCEDURE FOR EFFECTUATING ROLLOVERS. An Employee eligible to participate in the Plan, regardless of whether he has satisfied the requirements of Article II of the Plan, who, as a result of termination of the First Federal Savings and Loan Association of Owosso Employees' Pension Trust (the "Owosso Trust"), is entitled to receive a distribution of his entire interest in such Trust, may, by election made prior to such distribution in accordance with procedures approved by the Committee, cause his entire distribution to be transferred directly from the Trustee of the Owosso Trust to the Trustee managing and operating the Fund hereunder. Such distribution shall thereafter be held by the Trustee hereunder pursuant to the terms of this Plan and of the trust agreement executed between the Trustee of the Fund and the Association.

               SECTION 14.3 CREDITING OF AMOUNT TRANSFERRED. Upon transfer of an amount from the Owosso Trust to this Plan and the Fund on behalf of an Employee, the amount transferred shall be credited to a separate Rollover Account to be maintained for the Employee, which Account shall be fully vested in the Employee. In the event of such a transfer by an Employee who is otherwise eligible to participate in the Plan but who has not yet completed the age and service requirements of Article II hereof, his

Rollover Account shall represent his sole interest in the Plan until he becomes a Covered Employee.

               SECTION 14.4 CREDIT FOR SERVICE. Anything to the contrary herein notwithstanding, any Employee whose employment was transferred to the Association from Owosso as a result of the merger effective May 1, 1976, shall only receive credit for his Years of Service and Credited Service prior to January 1, 1977 for all purposes of this Plan, as follows:

                           (a)      An Employee entitled to receive a
distribution from the Owosso Trust upon its termination:

                                    (1)     Shall receive no Credited Service
               under this Plan for his service prior to January 1, 1977 with the Association or with Owosso if he elects not to transfer the entire amount of his distributable interest in the Owosso Trust to this Plan and the Fund in the manner set forth in Section 14.2.

                                    (2)     Shall receive 1 year of Credited
               Service (computed to the nearest 1/12) for all purposes of this Plan for each "Year of Service" (as determined under the Owosso Trust) of such Employee with the Association or Owosso prior to January 1, 1977, if he elects to transfer the entire amount of his distributable interest in the Owosso Trust to this Plan and the Fund in the manner set forth in Section 14.2.

                                    (3)     Shall receive 1 Year of Service
               under this Plan for each "Year of Service" (as determined under the Owosso Trust) of such Employee with the Association or Owosso prior to January 1, 1977.


                           (b)      An Employee not entitled to receive a
distribution from the Owosso Trust upon its termination shall receive 1 Year of Service and 1 year of Credited Service for each year or portion thereof of his employment with the Association or

Owosso from his last date of employment to January 1, 1977, as determined under the provisions of Article VI of this Plan.

                                    For service after December 31, 1976, an
Employee shall be credited with Years of Service and Credited Service under the provisions of Article VI of this Plan and for all purposes thereof such Employee's "Computation Years" shall be deemed to commence January 1.

               SECTION 14.5 RETIREMENT AND DEATH BENEFITS. Anything to the contrary herein notwithstanding, an Employee having a Rollover Account in this Plan shall, in addition to the benefits otherwise provided by this Plan, be entitled to the following:

                           (a)      DEATH PRIOR TO BECOMING ENTITLED TO NORMAL
OR EARLY RETIREMENT BENEFIT OR DEATH BENEFIT. If such Employee dies prior to becoming entitled to any Normal or Early Retirement Benefit or Death Benefit under the Plan, including the survivor annuities to be paid to such Employee's Spouse pursuant to the terms of Section 5.2, his Spouse, beneficiaries or his estate shall be paid the amount of his Rollover Account in a lump sum as provided in Section 11.5, hereof (less any deduction required by Section 14.5(g), hereof); provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect, pursuant to a Qualified Election under
Section 4.5, to receive a lump sum cash payment, the Actuarial Equivalent of his Rollover Account shall be paid to such Employee and his Spouse, if any, in the Normal Form, commencing at such Employee's Normal

Retirement Age. No other benefits shall be paid to such Employee, his Spouse or his beneficiaries under this Plan.

                           (b)      DEATH OF EMPLOYEE HAVING A SURVIVING SPOUSE
PRIOR TO COMMENCEMENT OF BENEFITS BUT AFTER OBTAINING A NONFORFEITABLE INTEREST. If such Employee has a surviving Spouse by legal marriage which has been in effect for one or more years, he shall be entitled to make a Qualified Election (as defined in Section 4.5) that upon his death prior to commencement of his benefits under Article IV or Article V of this Plan, the amount of his Rollover Account shall be paid to his designated beneficiary or to his estate as provided in Section 11.5, in lieu of the Death Benefit to be paid to such Employee's Spouse pursuant to the terms of Section 5.2. Any such election by such Employee shall be made not less than 60 days prior to the later of the date such Employee attains a nonforfeitable interest in the Plan (or July 1, 1985, if such Employee had not attained age 55 with 10 Years of Service on January 1, 1984), in accordance with procedures approved by the Committee, and, thereafter, such election or failure to elect shall be irrevocable. If such Employee does not timely elect to receive his Rollover Account as above provided and such Employee dies prior to commencement of his retirement benefit payments, his Spouse, if then living, shall be entitled to receive the Death Benefit to be paid to such Employee's Spouse pursuant to the terms of Section 5.2, and no other benefits (including the Rollover Account) shall be paid to such Employee, his Spouse, or his beneficiaries under this Plan.

                           (c)      NORMAL OR EARLY RETIREMENT.  If such
Employee shall retire under the Normal or Early Retirement provisions of the Plan and if on the date of such retirement the actuarial value of the benefits to be paid to such Employee (and his beneficiaries and estate) shall be less than the amount of such Employee's Rollover Account, then the benefits which such Employee (and his beneficiaries and estate) otherwise would be entitled to receive under Article IV of this Plan shall be actuarially increased in order to be equivalent to the amount of his Rollover Account. Such benefits shall be paid in the same form and manner as provided for payment of such Employee's benefits under Article IV. No other benefits shall be paid to such Employee or his beneficiaries under this Plan.

                           (d)      TERMINATION OF EMPLOYMENT.  If such
Employee shall have a Break in Service prior to obtaining a nonforfeitable interest in the Plan, his Rollover Account shall be distributed to him forthwith and no other benefit shall be paid to such Employee or his beneficiaries under this Plan; provided, however, that after December 31, 1984, unless the Employee and his Spouse, if any, elect, pursuant to a Qualified Election under Section 4.5, to receive a lump sum cash payment, the Actuarial Equivalent of his Rollover Account shall be paid to such Employee and his Spouse, if any, in the Normal Form commencing at such Employee's Normal Retirement Age. If such Employee shall have a Break in Service with a nonforfeitable interest in the Plan prior to January 1, 1985, the Employee shall elect in writing within 30 days of such termination, either:

                                    (1)     To receive distribution of his
               Rollover Account immediately and have any benefits to which he may be entitled pursuant to Section 5.1(b), actuarially reduced as of the date of distribution of the Rollover Account by the amount of his Rollover Account; or

                                    (2)     To receive the benefits provided
               under Section 5.1(b), in lieu of his Rollover Account, such benefits to be actuarially increased (if less than the amount of his Rollover Account) in order to be equivalent to the amount of his Rollover Account.

After December 31, 1984, if an Employee with a nonforfeitable interest in the Plan shall have a Break in Service, he will receive the benefits provided under
Section 5.1(b), in lieu of his Rollover Account, such benefits to be actuarially increased (if less than the amount of his Rollover Account) in order to be equivalent to the amount of his Rollover Account, unless the Employee and his Spouse, if any, elect pursuant to a Qualified Election under
Section 4.5, to receive distribution of his Rollover Account immediately and to have any benefits to which he may be entitled pursuant to Section 5.1(b), actuarially reduced as of the date of distribution of the Rollover Account by the amount of his Rollover Account. The actuarially reduced or increased benefits to be provided under Section 5.1(b), shall be paid in the same form and manner as provided under that subsection and no other benefits shall be paid to such Employee or his beneficiaries under this Plan.

                                    If such Employee receives a distribution of
his Rollover Account after a Break in Service and subsequently is reemployed, his previous Years of Service shall be reinstated. Credited Service prior to January 1, 1977, shall be reinstated only if the Employee repays, within 2 years following his date of reemployment, the amount of the Rollover Account with interest at the rate of 5% per annum.

                           (e)      DEATH OF EMPLOYEE AFTER RETIREMENT.  When a
Covered or Vested Employee dies after retirement, no benefits shall be payable under the Plan unless his beneficiary is entitled to a benefit under the Qualified Joint and Survivor Annuity or 100% Joint Annuitant Option provisions described in Section 4.5.

                           (f)      DEATH OF AN EMPLOYEE ON OR AFTER HIS NORMAL
RETIREMENT DATE, AND PRIOR TO HIS DEFERRED RETIREMENT DATE. In the event of the death of an active Covered Employee on or after his Normal Retirement Date, and prior to his Deferred Retirement Date, no benefits shall be payable under the Plan unless the Employee's surviving Spouse is entitled to benefits in accordance with Section 5.2. If such an option is in effect, the Covered Employee shall be assumed to have retired on the date of his death for purposes of Section 14.5(c), hereof.

                           (g)      TOTAL AND PERMANENT DISABILITY RETIREMENT.
In the event of Total and Permanent Disability Retirement of such Employee, he shall receive during such retirement the Disability Retirement Benefit, if any, provided by Section 4.4, hereof. Anything in this Article XIV to the contrary notwithstanding, any Disability Retirement Benefit paid to such Employee shall reduce the balance in his Rollover Account for purposes of computing the right of such Employee and his beneficiaries or estate to any other benefits under this Plan.

               SECTION 14.6 TERMINATION OF PLAN. In the event of termination of the Plan and distribution of the assets of the Fund in accordance with
Section 13.1 hereof, to the extent permitted under the Employee Retirement Income Security Act of 1974:

                           (a)      The Rollover Account of an Employee shall
be considered an Employee contribution to the Plan and shall be given the same precedence as a "Covered Employee's Accumulated Contributions" under Section 13.1(a)(1); provided, however, that the Actuarial Equivalent of any retirement benefits which the Employee has received shall be subtracted from the value of the Rollover Account.

                           (b)      In determining the balance, if any, of the
benefits which the Employee is entitled to receive under Section 13.1(a)(2) through 13.1(a)(5) of the Plan, the amount set forth in (a) above shall be subtracted.

                                   ARTICLE XV
                                   ----------

                      EMPLOYEES TRANSFERRED FROM KALAMAZOO
                      ------------------------------------
                   SAVINGS AND LOAN ASSOCIATION PENSION PLAN
                   -----------------------------------------

               SECTION 15.1 MERGER WITH KALAMAZOO SAVINGS AND LOAN ASSOCIATION PENSION PLAN. Effective October 1, 1981, the Kalamazoo Savings and Loan Association Pension Plan (having an effective date of October 1, 1961 and a restated date of October 1, 1976), as in effect on September 30, 1981 (hereinafter the "Kalamazoo Plan"), and all of its assets and liabilities are hereby merged into this Plan, and this Plan shall be the surviving Plan. The existence of the Kalamazoo Plan shall cease as of the merger, except to the extent that its provisions are incorporated herein by reference and made applicable by this Plan.

               SECTION 15.2 ASSETS OF THE KALAMAZOO PLAN. On September 30, 1981, all of the assets of the Kalamazoo Plan were held by the Minnesota Mutual Life Insurance Company of St. Paul, Minnesota (hereinafter "Minnesota Mutual"), pursuant to a Group Annuity Contract No. 8845-DA (hereinafter the "Group Annuity Contract") with Kalamazoo Savings and Loan Association as Contract Holder (hereinafter "Kalamazoo"), having an effective date of October 1, 1976. Upon the merger of Kalamazoo and the Association effective May 1, 1981, the Association was automatically substituted for Kalamazoo as Contract Holder. Anything in this Plan to the contrary notwithstanding, on and after October 1, 1981 all of the assets of the Kalamazoo Plan held by Minnesota Mutual pursuant to the Group Annuity Contract shall be deemed held for the purposes of this Plan. As soon as practical, the Association shall take all steps necessary to have Minnesota Mutual transfer the Group Annuity Contract to cover this merged Plan, in lieu of the Kalamazoo Plan. After September 30, 1981, the assets of the Kalamazoo Plan held in the Group Annuity Contract shall not be required to be segregated from the assets of this Plan and may be commingled with the other assets of this Plan. From time to time the Association may exercise any option available to it as Contract Holder under the Group Annuity Contract, including the option to liquidate the Group Annuity Contract. If the Association elects to liquidate the Group Annuity Contract, then the assets from such Group Annuity Contract shall be transferred by Minnesota Mutual to the Trustee under this Plan and may be commingled with the other assets of this Plan as determined by the Committee.

               SECTION 15.3 ELIGIBILITY OF EMPLOYEES. Anything to the contrary herein notwithstanding, an Employee who was an active Participant in the Kalamazoo Plan on September 30, 1981 and whose employment was transferred from Kalamazoo to the Association as a result of the merger effective May 1, 1981, shall automatically become a Covered Employee on October 1, 1981. Any such Employee who was not a Participant in the Kalamazoo Plan as of September 30, 1981 shall become a Covered Employee on January 1 of the Plan Year that he completes the requirements of Section 2.2(a) or (b), of this Plan. For purposes of determining the eligibility of an Employee under Section 2.2(a) or
(b) hereof, employment with Kalamazoo shall be deemed employment with the Association.

               SECTION 15.4 CREDIT FOR SERVICE. Anything to the contrary herein notwithstanding, any Employee whose employment was transferred to the Association from Kalamazoo as a result of the merger effective May 1, 1981, shall only receive credit for his Years of Service and Credited Service prior to October 1, 1981, for all purposes of this Plan, as follows:

                           (a)      An Employee who was a Participant in the
Kalamazoo Plan on September 30, 1981:

                                    (1)     Shall receive 1 Year of Service
               under this Plan (computed to the nearest 1/12) for each "Year of Service" (as determined under the Kalamazoo Plan) of such Employee with Kalamazoo or the Association prior to October 1, 1981.

                                    (2)     Shall receive 1 year of Credited
               Service (computed to the nearest 1/12) for all purposes of this Plan for each "Year of Service" (as determined under the Kalamazoo Plan) of such Employee with Kalamazoo or the Association prior to October 1, 1981.

                           (b)      An Employee who was not a Participant in
the Kalamazoo Plan on September 30, 1981, shall receive 1 Year of Service and 1 year of Credited Service for each year or portion thereof of his employment with Kalamazoo or the Association from his last date of employment with Kalamazoo to October 1, 1981, as determined under the provisions of Article VI of this Plan, but for purposes of applying said Article VI, employment with Kalamazoo shall be deemed employment with the Association.

                                    For service after September 30, 1981, an
Employee transferred from employment with Kalamazoo shall be credited with Years of Service and Credited Service under the provisions of Article VI of this Plan and for all purposes thereof if such Employee was a Participant in the Kalamazoo Plan on September 30, 1981, such Employee's first "Computation Year" shall be deemed to commence October 1, 1981.

               SECTION 15.5 RETIREMENT AND DEATH BENEFITS. Anything to the contrary herein notwithstanding, a Covered Employee who was a Participant in the Kalamazoo Plan on September 30, 1981, shall be entitled to the benefits generally provided by this Plan and, in addition, shall be entitled to the following:

                           (a)      NORMAL OR EARLY RETIREMENT OR TERMINATION
OF EMPLOYMENT WITH A NONFORFEITABLE INTEREST. If such Covered Employee shall retire under the Normal or Early Retirement provisions of the Plan, or if such Covered Employee should terminate his employment with a nonforfeitable interest in Association contributions under Section 5.1(b), or Section 8.1 of the Plan (without regard to the modifications provided by Section 15.5(b) of this Plan), then for purposes of calculating such Covered Employee's Normal Retirement Benefit or Early Retirement Benefit, or for determining his termination of employment benefit under Section 5.1(b), such Covered Employee's accrued monthly Normal Retirement Benefit under this Plan shall be increased by the excess of the vested portion of the Covered Employee's Retirement Annuity under the Kalamazoo Plan, as hereinafter defined (the "Kalamazoo Retirement Annuity"), if any, over the monthly accrued Normal Retirement Benefit payable to the Covered Employee under the first paragraph of Section 4.2 or under
Section 4.3, or under Section 5.1(b), or under Section 8.2, of this Plan, as applicable. For all purposes of this Plan, the "Kalamazoo Retirement Annuity" of a Covered Employee shall mean the product of:

                                    (1)     108%, multiplied by

                                    (2)     The Covered Employee's "Accrued
               Benefit," calculated as provided under Section 2.24 of the Kalamazoo Plan at the time of the Employee's Normal or Early Retirement or such other termination of employment, except that in calculating such benefit:

                                        (A)      The Effective Compensation of
                           such Covered Employee shall be the Employee's Effective Compensation under the Kalamazoo Plan, assuming no change in his Annual Compensation after April 30, 1981, and

                                        (B)      In lieu of his "Years of
                           Service" after October 1, 1981, there shall be substituted his years of Credited Service after October 1, 1981, as determined under this Plan.


and the vested portion of the Kalamazoo Retirement Annuity shall be determined under Section 15.5(b)(2) below. Benefits payable to a Covered Employee hereunder, shall be paid in the same form and manner and with the same actuarial reductions for early payment and for payment other than in the form of a Single Life Annuity as are provided for payment of such Employee's Normal Retirement, Early Retirement or termination of employment benefits under Articles IV and V and shall be subject to the limitations imposed by Section 4.2(a), of the Plan.

                           (b)      TERMINATION OF EMPLOYMENT WITHOUT A
NONFORFEITABLE INTEREST. If a Covered Employee who is not then eligible for Normal or Disability Retirement Benefits under this Plan, shall have a Break in Service without a nonforfeitable interest in Association contributions on or after October 1, 1981, he shall be entitled to receive a monthly retirement benefit commencing on the first day of the month subsequent to his 65th birthday, determined by multiplying:

                                    (1)     The Covered Employee's Kalamazoo
               Retirement Annuity; by

                                    (2)     The vested percentage of the
               Covered Employee based upon the number of the Covered Employee's Years of Service at his Break in Service determined according to the following schedule (unless the Plan is a Top Heavy Plan, in which event the vested percentage under Section 8.1, shall be applicable to the extent therein provided):

                   Completed
               Years of Service                Percentage Vested
               ----------------                -----------------

                    Less than 4                     0%
                              4                    25%
                              5                    30%
                              6                    35%
                              7                    40%
                              8                    45%
                              9                    50%
                             10                   100%

               provided, however, that if the Covered Employee has 1 or more Hours of Service after December 31, 1988, the vested percentage of a Covered Employee who has 5 or more Years of Service at his Break in Service shall be 100%.


                                    The benefit, if any, payable to such
Employee hereunder shall be treated for all purposes of the Plan as payable in accordance with the terms of Section 5.1(b), as if such Employee were entitled to a benefit under subparagraph (A) of that Section 5.1(b), except that the Employee may not elect in lieu thereof, that the amount determined in this paragraph be payable at any time prior to the first day of the month subsequent to his 65th birthday. The benefit payable under this Section 15.5(b) shall be paid in the form of a Single Life Annuity, or in the form of a Qualified Joint and Survivor Annuity or a 100% Joint Annuitant Option as provided in Section
4.5 for retirement benefits, or as provided in Section 15.5(d).

                           (c)      DEATH BENEFIT.  If a Covered Employee, who
was also a Participant in the Kalamazoo Plan as constituted prior to October 1, 1976, should die prior to his attaining eligibility for a Death Benefit to be paid to his Spouse under Section 5.2, a minimum death benefit shall be payable equal to the reserve value of his annuity benefit as transferred from the Kalamazoo Plan to this Plan. The Participants and the amounts of reserve transferred are set forth in Schedule A attached.

                                    If such Participant has not met the
requirements for a Death Benefit to be paid to his Spouse under Section 5.2 of this Plan and if after December 31, 1984 the value of such Death Benefit is $3,500 or less, or if the Participant has met such requirements but is not lawfully married on the date of death, such death benefit shall be payable in a single sum to his beneficiary pursuant to Section 11.6. If after December 31, 1984 such Participant is married and such Death Benefit is in excess of $3,500, it shall be paid to such Employee's Spouse in the form of a survivor annuity for her lifetime, commencing when such Participant otherwise would have attained Normal Retirement Age, unless the Participant's Spouse elects a single lump sum payment.

                                    If such Participant has met the
requirements for a Death Benefit to be paid to his Spouse under Section 5.2 of this Plan and is lawfully married on the date of death, the Death Benefit under this Section 15.5(c) shall first be applied to provide a benefit to the Covered Employee's Spouse pursuant to Section 5.2 above, and upon the death of the Spouse of the Covered Employee, the beneficiary of such Spouse shall receive a lump sum payment equal to the excess of the amount of reserve over the aggregate of the retirement income payments made to the Covered Employee's Spouse pursuant to Section 5.2 above.

                           (d)      10-YEAR CERTAIN OPTION.  In lieu of the
Single Life Annuity or Joint and Survivor Annuity or 100% Joint Annuitant Option as payable under this Plan, a Covered Employee who formerly participated in the Kalamazoo Plan may, at any time he is eligible to elect a Qualified Joint and Survivor Annuity hereunder, elect by a Qualified Election (as defined in Section 4.5 hereof), that in lieu thereof the 10-Year Certain Option apply to any monthly retirement benefit he is eligible to receive (other than a Disability Retirement Benefit), by providing written notice to the Committee. Such option shall be effective as of the date his retirement benefit commences. Such election shall be made to the Committee in writing prior to the Covered Employee's retirement date and the Covered Employee shall designate a beneficiary who shall be entitled to receive any benefit payable after the Covered Employee's death. Under the 10-Year Certain Option, the Covered Employee shall receive a reduced retirement benefit during his lifetime after his retirement equal to 92.6% of his benefit in the form of a Single Life Annuity with the provision that if he dies prior to receiving 120 monthly retirement benefit payments, the remainder of such 120 monthly payments shall be payable to his designated beneficiary. The Employee may change his beneficiary designation at any time upon written notice to the Committee. The election of the 10-Year Certain Option may be rescinded by the Covered Employee at any time prior to the effective date of commencement of his retirement benefits.

                           (e)      MODIFICATION OF 100% JOINT ANNUITANT
OPTION. Anything in Section 4.5(c), of this Plan to the contrary notwithstanding, the 100% Joint Annuitant Option may be elected by a Covered Employee (other than an Employee who is applying for a Disability Retirement Benefit hereunder), who formerly participated in the Kalamazoo Plan at any time prior to the date of commencement of such Employee's Normal or Early Retirement Benefit or his termination of employment benefit under Section 5.1(b), or
Section 15.5(b), in lieu of such Option only being available as of the date his Normal Retirement Benefit commences.

               SECTION 15.6 BENEFITS OF PARTICIPANTS WHO TERMINATED PRIOR TO OCTOBER 1, 1981. Any Participant in the Kalamazoo Plan who commenced receiving a benefit from that Plan on or before October 1, 1981, shall continue to have the amount and manner of payment of his pension benefits determined in accordance with the terms of such Plan as applicable to such Participant prior to October 1, 1981, and for that purpose, the Kalamazoo Plan is hereby incorporated by reference. The benefits, if any, payable to such Participant, as so determined, shall be paid, as determined by the Committee, from: (a) any "Annuity Payments" purchased for such Participants under Section 2.07 of the Group Annuity Contract referred to in Section 15.2 hereof; or (b) the general assets of the Group Annuity Contract; or (c) the Fund established pursuant to
Article IX of this Plan.

               SECTION 15.7 SPECIAL PROVISIONS APPLICABLE TO MERGER. The merger contemplated by this Article and the resolutions of the

Association approving same are contingent upon and subject to obtaining such approval of the Internal Revenue Service, the United States Department of Labor and the Pension Benefit Guaranty Corporation, a body corporate within the U.S. Department of Labor, established under the provisions of Title IV of the Employee Retirement Income Security Act of 1974 ("ERISA"), as the Association may find necessary to establish the continuing qualification of this Plan under ERISA and the deductibility for income tax purposes of any and all payments made by the Association under this Plan as being tax-exempt under Sections 401, 404 and 501(a) or other applicable provisions of the Internal Revenue Code, as from time to time amended (the "Code"), or to establish that the transactions contemplated by this Plan and such resolutions would not adversely affect the prior qualified status of this Plan or the Kalamazoo Plan. Any modification or amendment of this Plan or of said resolutions may be made retroactively by the Association and the merger of the Kalamazoo Plan may be abandoned retroactively by the Association if necessary or appropriate to qualify or maintain the qualified status of such Plans as a Plan meeting the requirements of ERISA and of the Code or any other applicable provisions of federal laws, as now in effect or hereafter amended or adopted, and the regulations issued thereunder.

               SECTION 15.8 SUPPLEMENTARY ACTION. If at any time the Committee shall consider or be advised that any further action or thing is necessary or desirable in order to vest in this Plan the title to any property or rights of the Kalamazoo Plan, the

Committee is hereby authorized and directed to make all proper assignments and assurances and to do all things necessary or proper to vest title to such property or rights in this Plan.

                                  ARTICLE XVI
                                  -----------

                           EMPLOYEES TRANSFERRED FROM
                           --------------------------
                     KENTWOOD SAVINGS AND LOAN ASSOCIATION
                     -------------------------------------

               Anything to the contrary herein notwithstanding, any Employee whose employment was transferred to the Association from Kentwood Savings and Loan Association (hereinafter "Kentwood") as a result of the merger effective January 15, 1982, shall receive, for his Years of Service and Credited Service prior to January 15, 1982, for all purposes of this Plan, 1 Year of Service and 1 year of Credited Service for each year or portion thereof of his employment with Kentwood or the Association from his last date of employment with Kentwood to January 15, 1982, as determined under the provisions of Article VI of this Plan, but for purposes of applying said Article VI, employment with Kentwood shall be deemed employment with the Association.

               For service after January 15, 1982, an Employee transferred from employment with Kentwood as aforesaid shall be credited with Years of Service and Credited Service under the provisions of Article VI of this Plan.

                                  ARTICLE XVII
                                  ------------

                     MERGER WITH THE OMNI SAVINGS BANK, FSB
                     --------------------------------------
                           EMPLOYEES' RETIREMENT PLAN
                           --------------------------

               17.1 MERGER WITH OMNI SAVINGS BANK, FSB EMPLOYEES' RETIREMENT PLAN. Effective October 31, 1994, the Omni Savings Bank, FSB Employees' Retirement Plan, as in effect on October 31, 1994 (the "Omni Plan"), and all of its assets and liabilities, are hereby merged into this Plan and this Plan shall be the surviving plan. The existence of the Omni Plan shall cease as of the merger, except to the extent that its provisions are incorporated by reference and made applicable by the Plan. Anything to the contrary herein notwithstanding, a Participant as defined in the Omni Plan shall only be entitled to receive a benefit under this Plan in an amount equal to his accrued benefit under the Omni Plan, such benefit to be payable solely in the form and manner provided under the terms of the Omni Plan as in effect as of October 31, 1994. Any Participant in the Omni Plan who commenced receiving a benefit from that Plan on or before October 31, 1994, shall continue to be paid from this Plan in the same amount and manner as he was receiving payment of his benefit under the terms of the Omni Plan as in effect prior to October 31, 1994, and only for these purposes the Omni Plan is hereby incorporated by reference. No Participant in the Omni Plan shall accrue any benefit under this Plan (other than his Omni Plan benefit) unless he otherwise becomes a Covered Employee for purposes of this Plan.

               17.2 SPECIAL PROVISIONS APPLICABLE TO MERGER. The merger contemplated by this Article and the resolutions approving the same are contingent upon and subject to obtaining such approval of the Internal Revenue Service, as necessary to establish the continuing qualification of this Plan under ERISA and the deductibility for income tax purposes of any and all payments made by the Association under this Plan as being tax exempt under Sections 401, 404 and 501(a) or other applicable provisions of the Internal Revenue Code, as from time to time amended (the "Code"), or to establish that the transactions contemplated by this Plan and such resolutions would not adversely affect the prior qualified status of this Plan or the Omni Plan. Any modification or amendment of this Plan or of said resolutions may be made retroactively and the merger of the Omni Plan into this Plan may be abandoned retroactively by the Association if necessary or appropriate to qualify or maintain the qualified status of either plan as a plan meeting the requirements of ERISA and of the Code or any other applicable provisions of federal laws, as now in effect or hereafter amended or adopted, and the regulations issued thereunder.

               17.3 SUPPLEMENTARY ACTION. If at any time the Committee shall consider or be advised that any further action or thing is necessary or desirable in order to vest in this Plan the title to any property or rights of the Omni Plan, the Committee is hereby authorized and directed to make all proper assignments and assurances and to do all things necessary or proper to vest title to such property or rights in this Plan.

                                 ARTICLE XVIII
                                 -------------
                       MERGER WITH BAY SAVINGS BANK, FSB
                       ---------------------------------
                          EMPLOYEES' RETIREMENT PLAN
                          --------------------------

               18.1 MERGER WITH BAY SAVINGS BANK, FSB EMPLOYEES' RETIREMENT PLAN. Effective December 31, 1994, the Bay Savings Bank, FSB Employees' Retirement Plan as in effect on December 31, 1994 (the "Bay Plan"), and all of its assets and liabilities, are hereby merged into this Plan and this Plan shall be the surviving plan. The existence of the Bay Plan shall cease as of the merger, except to the extent that its provisions are incorporated by reference and made applicable by the Plan; provided, anything to the contrary herein notwithstanding, a Participant as defined in the Bay Plan shall only be entitled to receive a benefit under this Plan in an amount equal to his accrued benefit under the Bay Plan, such benefit to be payable in the form and manner provided under the terms of the Bay Plan as in effect as of December 31, 1994, except as provided in Sections 11.6 and 13.1 hereof. Except as provided in Section 13.1 hereof, any Participant in the Bay Plan who commenced receiving a benefit from that Plan on or before December 31, 1994, shall continue to be paid from this Plan in the same amount and manner as he was receiving payment of his benefit under the terms of the Bay Plan as in effect prior to December 31, 1994, and only for these purposes the Bay Plan is hereby incorporated by reference. No Participant in the Bay Plan shall accrue any benefit under this Plan (other than his Bay Plan benefit) unless he otherwise becomes a Covered Employee for purposes of this Plan.
               18.2 SPECIAL PROVISIONS APPLICABLE TO MERGER. The merger contemplated by this Article and the resolutions approving the same are contingent upon and subject to obtaining such approval of the Internal Revenue Service, as necessary to establish the continuing qualification of this Plan under ERISA and the deductibility for income tax purposes of any and all payments made by the Association under this Plan as being tax exempt under Sections 401, 404 and 501(a) or other applicable provisions of the Internal Revenue Code, as from time to time amended (the "Code"), or to establish that the transactions contemplated by this Plan and such resolutions would not adversely affect the prior qualified status of this Plan or the Bay Plan. Any modification or amendment of this Plan or of said resolutions may be made retroactively and the merger of the Bay Plan into this Plan may be abandoned retroactively by the Association if necessary or appropriate to qualify or maintain the qualified status of either Plan as a plan meeting the requirements of ERISA and of the Code or any other applicable provisions of federal laws, as now in effect or hereafter amended or adopted, and the regulations issued thereunder.

               18.3 SUPPLEMENTARY ACTION. If at any time the Committee shall consider or be advised that any further action or thing is necessary or desirable in order to vest in this Plan the title to any property or rights of the Bay Plan, the Committee is hereby authorized and directed to make all proper assignments and assurances and to do all things necessary or proper to vest title to such property or rights in this Plan.

                                  ARTICLE XIX
                                  -----------
                                 GOVERNING LAW
                                 -------------

               The Plan and all rights thereunder shall be governed, construed and administered in accordance with the laws of the State of Michigan and the Employee Retirement Income Security Act of 1974, as from time to time amended.

               IN WITNESS WHEREOF, this instrument has been executed at Detroit, Michigan, this ____ day of _______________, 1995.


 ATTEST:                                              FIRST FEDERAL OF MICHIGAN


/S/ W.S. Fambrough                           /S/ C. Gene Harling
______________________________            By:________________________________
                                             C.Gene Harling
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                    SCHEDULE A
                                    ----------

              AMOUNT OF RESERVE TRANSFERRED FROM KALAMAZOO PLAN



PARTICIPANT                                                                          AMOUNT OF RESERVE
-----------                                                                          -----------------
Bowersox, Gladys L.                                                                         $ 15,849
Brannock, Joyce I.                                                                             3,301
Brown, Leighton C.                                                                            36,875
Clark, Gladys J.                                                                               4,182
Filarski, Richard W.                                                                          28,379
Kling, Loretta B.                                                                              7,586
Moerman, Adrian                                                                               27,745
Nutt, Ada G.                                                                                   7,171
Orosz, Janice E.                                                                               3,316
Osmer, Martha                                                                                  3,070
Resh, Betty A.                                                                                 1,534
Reynolds, Frederick C.                                                                       109,491
Smallwood, Dale                                                                               27,962
Stratton, Sharon Lee                                                                           2,796